EXHIBIT 99.1
                                 ------------

                Computational Materials filed on June 7, 2005.

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

z_svhe05a_px - Price/Yield - M5

Balance                          $15,600,000.00
Coupon                           3.89
Settle                           6/23/2005
                  Disc Margin                       M5
                         `                       Price
                        75.00                   100-05
                        75.50                  100-04+
                        76.00                   100-04
                        76.50                  100-03+
                        77.00                   100-03
                        77.50                  100-02+
                        78.00                   100-02
                        78.50                  100-01+
                        79.00                   100-01
                        79.50                  100-00+
                        80.00                   100-00
                        80.50                   99-31+
                        81.00                    99-31
                        81.50                   99-30+
                        82.00                    99-30
                        82.50                   99-29+
------------------------------------------------------
                        83.00                    99-29
------------------------------------------------------
                        83.50                   99-28+
                        84.00                    99-28
                        84.50                   99-27+
                        85.00                    99-27
                        85.50                   99-26+
                        86.00                    99-26
                        86.50                   99-25+
                        87.00                   99-25+
                        87.50                    99-25
                        88.00                   99-24+
                        88.50                    99-24
                        89.00                   99-23+
                        89.50                    99-23
                        90.00                   99-22+
                        90.50                    99-22
                        91.00                   99-21+

                          WAL                     3.18
                     Mod Durn                    2.967
             Principal Window                  28 - 54
                Maturity #mos                       54

                    LIBOR_1MO                     3.09
                       Prepay                  100 PPC
                   No Prepays
        Lockout and Penalties        Include Penalties
       Prepay Penalty Haircut                        0
          Optional Redemption                 Call (Y)

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Soundview Mortgage Trust 2005-A - Aladin Request

Settle                                             6/23/2005
First Payment                                      7/25/2005

                                                      M1                 M2                  M3                      M4

                                                      9.06                 9.92               11.42                 12.00
                      Principal Writedown            0.21%                0.28%               0.06%                 0.42%
Total Collat Group Loss (Collat Maturity)           42.70%               39.06%              36.67%                34.39%
                                  Default        15.66 CDR            13.66 CDR           12.45 CDR             11.36 CDR

                                   Prepay           50 PPC               50 PPC              50 PPC                50 PPC

                            Loss Severity             100%                 100%                100%                  100%
                        Servicer Advances               0%                   0%                  0%                    0%
                          Liquidation Lag                6                    6                   6                     6
                          Triggers Failed           Failed               Failed              Failed                Failed
                      Optional Redemption         Call (N)             Call (N)            Call (N)              Call (N)


                                             M1 Forward + 200     M2 Forward + 200      M3 Forward + 200      M4 Forward + 200

                                                      9.72                10.61                12.18                12.75
                      Principal Writedown            0.11%                0.09%                0.08%                0.41%
Total Collat Group Loss (Collat Maturity)           38.07%               34.17%               31.63%               29.20%
                                  Default        13.15 CDR            11.26 CDR            10.12 CDR             9.09 CDR

                                   Prepay           50 PPC               50 PPC               50 PPC               50 PPC

                            Loss Severity             100%                 100%                 100%                 100%
                        Servicer Advances               0%                   0%                   0%                   0%
                          Liquidation Lag                6                    6                    6                    6
                          Triggers Failed           Failed               Failed               Failed               Failed
                      Optional Redemption         Call (N)             Call (N)             Call (N)             Call (N)

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OMITTED]  RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                       INDYMAC 2005-AR12 - WITHOUT DTI
                                 5/01/05 FILE

                                                                % of Aggregate
                                     Principal Balance       Principal Balance
                     Number of       Outstanding as of       Outstanding as of
FICO SCORE:     Mortgage Loans         the Cutoff Date         the Cutoff Date
------------------------------------------------------------------------------
624 - 650                    1              835,000.00                    0.41
651 - 700                  267           79,264,484.59                   38.78
701 - 750                  233           75,496,861.26                   36.94
751 - 800                  142           44,890,207.99                   21.96
801 - 817                   14            3,908,867.60                    1.91
------------------------------------------------------------------------------
Total                      657          204,395,421.44                  100.00
==============================================================================

                                                                % of Aggregate
                                     Principal Balance       Principal Balance
                     Number of       Outstanding as of       Outstanding as of
LTV:            Mortgage Loans         the Cutoff Date         the Cutoff Date
------------------------------------------------------------------------------
24.13 - 30.00               10            2,236,000.00                    1.09
30.01 - 40.00               18            4,543,499.00                    2.22
40.01 - 50.00               51           13,028,966.61                    6.37
50.01 - 60.00               86           26,398,331.82                   12.92
60.01 - 70.00              151           49,754,759.23                   24.34
70.01 - 80.00              340          108,069,364.78                   52.87
80.01 - 90.00                1              364,500.00                    0.18
------------------------------------------------------------------------------
Total                      657          204,395,421.44                  100.00
==============================================================================










For internal use only.                          (Wed May 25 12:07:21 EDT 2005)
All Amounts subject to change.                             [jae] Page: 1 of 1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OMITTED]  RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                        INDYMAC 2005-AR12 - ALL LOANS
                                 5/01/05 FILE

                                                                % of Aggregate
                                         Principal Balance   Principal Balance
                             Number of   Outstanding as of   Outstanding as of
DTI:                    Mortgage Loans     the Cutoff Date     the Cutoff Date
------------------------------------------------------------------------------
Not Available                      657      204,395,421.44               19.43
1 - 5                                1        2,000,000.00                0.19
6 - 10                               9        2,189,614.00                0.21
11 - 15                             23        6,761,359.36                0.64
16 - 20                             78       22,340,330.05                2.12
21 - 25                            211       58,454,850.27                5.56
26 - 30                            409      119,961,892.28               11.40
31 - 35                            851      279,211,492.83               26.54
36 - 40                            961      320,222,185.24               30.44
41 - 45                             71       29,214,354.78                2.78
46 - 50                             18        6,423,187.99                0.61
> 50                                 2          855,000.00                0.08
------------------------------------------------------------------------------
Total                            3,291    1,052,029,688.24              100.00
==============================================================================

WAVG DTI (excluding non available)        32.97 %



For internal use only.                            (Mon May 23 14:55:50 EDT 2005)
All Amounts subject to change.                               [jae] Page: 1 of 1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OMITTED]  RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                        INDYMAC 2005-AR12 - ALL LOANS
                                 5/01/05 FILE

                                                                % of Aggregate
                                         Principal Balance   Principal Balance
                           Number of     Outstanding as of   Outstanding as of
DTI:                  Mortgage Loans       the Cutoff Date     the Cutoff Date
------------------------------------------------------------------------------
Not Available                    657        204,395,421.44               19.43
1 - 5                              1          2,000,000.00                0.19
6 - 10                             9          2,189,614.00                0.21
11 - 15                           23          6,761,359.36                0.64
16 - 20                           78         22,340,330.05                2.12
21 - 25                          211         58,454,850.27                5.56
26 - 30                          409        119,961,892.28               11.40
31 - 35                          851        279,211,492.83               26.54
36 - 40                          961        320,222,185.24               30.44
41 - 45                           71         29,214,354.78                2.78
46 - 50                           18          6,423,187.99                0.61
> 50                               2            855,000.00                0.08
------------------------------------------------------------------------------
Total                          3,291      1,052,029,688.24              100.00
==============================================================================

INDX05-AR12 Marketing pool

-------------------------------------------------------------------------------------------------
                                Originator/     Originator/Source   Originator/Source   Aggregate
                                  Source 1               2                  3
-------------------------------------------------------------------------------------------------
FICO avg                               707.93
FICO stdev                              45.70
FICO <640 %                             6.03%
FICO <680%                             31.17%
10th Percentile FICO                   650.00
90th Percentile FICO                   773.00
CLTV avg                                75.06
CLTV >80%                              18.05%
10th Percentile CLTV                    59.00
90th Percentile CLTV                    89.90
SS CLTV %                               86.26
% with Silent 2nds                     18.97%
Full Doc %                             17.34%
Loan Bal avg (000s)                319,668.70
% Jumbo                                52.70%
DTI %                                  32.98%
Purch %                                25.74%
Cash Out %                             60.50%
Fxd %                                   0.00%
3 yr ARM >= %                           0.00%
WAC avg                                 4.768
WAC stdev                               1.746
1st Lien %                            100.00%
MI %                                    1.79%
CA %                                   50.05%
Invt Prop %                             3.55%
IO %                                    0.00%
IO non-Full Doc %                       0.00%
Multi-Fam %                             0.00%
Prim Occ %                             94.58%
Moody's Base Case
Loss
S&P BB Loss
Fitch BB Loss

Originator/ Source     % Bal.        WA LTV       WA CLTV       WA SS CLTV         FICO          WAC         Purch     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Indymac               100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------
Name 2
-----------------------------------------------------------------------------------------------------------------------------------
Name 3
-----------------------------------------------------------------------------------------------------------------------------------
Name 4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Originator/ Source        CA%           1st Lien          % with S.2nd         Full Doc             IO%        DTI           MI %
-----------------------------------------------------------------------------------------------------------------------------------
Indymac                50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Name 2
-----------------------------------------------------------------------------------------------------------------------------------
Name 3
-----------------------------------------------------------------------------------------------------------------------------------
Name 4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------



Occupancy              % Bal.         WALTV        WACLTV       WA SS CLTV       WAFICO          WAC       Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Investor                3.55%          2.52         71.66            86.40          725        5.129        63.35%         100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Owner                  94.58%         69.21         75.22            86.26          707        4.757        23.44%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Second                  1.87%          1.35         73.31            85.74          731        4.609        70.53%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total                 100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy                CA%         1st Lien %          % with S.2nd         Full Doc             IO%      DTI %           MI %
-----------------------------------------------------------------------------------------------------------------------------------
Investor              43.17%            100.00%                 6.80%           38.68%           0.00%                     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Owner                 50.85%            100.00%                19.64%           16.29%           0.00%                     1.69%
-----------------------------------------------------------------------------------------------------------------------------------
Second                22.46%            100.00%                 8.36%           29.58%           0.00%                    10.55%
-----------------------------------------------------------------------------------------------------------------------------------
Total                 50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------



Documentation          % Bal.         WALTV        WACLTV       WA SS CLTV       WAFICO          WAC       Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Full                   17.34%         13.20         78.56            88.90          711        4.860        27.52%           7.93%
-----------------------------------------------------------------------------------------------------------------------------------
Nina                   19.43%         13.17         68.14            69.15          718        4.803        17.29%           0.29%
-----------------------------------------------------------------------------------------------------------------------------------
Stated                 61.00%         45.15         76.46            86.44          702        4.728        26.98%           3.48%
-----------------------------------------------------------------------------------------------------------------------------------
Fast Forward            2.24%          1.56         70.13            70.86          752        4.829        51.49%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total                 100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------


Documentation             CA%         1st Lien %          % with S.2nd         Full Doc             IO%      DTI %           MI %
-----------------------------------------------------------------------------------------------------------------------------------
Full                   39.94%            100.00%                20.98%          100.00%           0.00%                     6.16%
-----------------------------------------------------------------------------------------------------------------------------------
Nina                   57.99%            100.00%                 2.71%            0.00%           0.00%                     0.18%
-----------------------------------------------------------------------------------------------------------------------------------
Stated                 50.63%            100.00%                23.93%            0.00%           0.00%                     1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Fast Forward           43.51%            100.00%                 9.46%            0.00%           0.00%                     2.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total                  50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------



Interest Only          % Bal.         WALTV        WACLTV       WA SS CLTV       WAFICO          WAC       Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO
-----------------------------------------------------------------------------------------------------------------------------------
Other IO
-----------------------------------------------------------------------------------------------------------------------------------
Non-IO                100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------
Total                 100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------


Interest Only            CA%         1st Lien %          % with S.2nd       Full Doc %             IO%      DTI %           MI %
-----------------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO
-----------------------------------------------------------------------------------------------------------------------------------
Other IO
-----------------------------------------------------------------------------------------------------------------------------------
Non-IO                50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Total                 50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------



FICO                   % Bal.         WALTV        WACLTV       WA SS CLTV       WAFICO          WAC       Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
0-600                   0.04%          0.03         74.84             0.00            0        6.277        48.37%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
601-640                 6.56%          4.79         73.83            79.78          631        4.827        11.40%           0.71%
-----------------------------------------------------------------------------------------------------------------------------------
641-680                25.32%         18.86         76.25            86.83          664        4.762        19.58%           2.66%
-----------------------------------------------------------------------------------------------------------------------------------
681-700                14.80%         10.85         75.58            86.84          690        4.741        24.44%           2.60%
-----------------------------------------------------------------------------------------------------------------------------------
700>=                  53.27%         38.56         74.51            86.13          743        4.769        30.77%           4.59%
-----------------------------------------------------------------------------------------------------------------------------------
Total                 100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------


FICO                    CA%         1st Lien %          % with S.2nd       Full Doc %            IO %      DTI %           MI %
-----------------------------------------------------------------------------------------------------------------------------------
0-600                 0.00%            100.00%                 0.00%           48.37%           0.00%                     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
601-640              47.18%            100.00%                 7.52%           24.06%           0.00%                     2.25%
-----------------------------------------------------------------------------------------------------------------------------------
641-680              48.21%            100.00%                18.62%           17.22%           0.00%                     1.81%
-----------------------------------------------------------------------------------------------------------------------------------
681-700              49.96%            100.00%                21.74%           12.55%           0.00%                     2.87%
-----------------------------------------------------------------------------------------------------------------------------------
700>=                51.34%            100.00%                19.79%           17.88%           0.00%                     1.44%
-----------------------------------------------------------------------------------------------------------------------------------
Total                50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------



Lien Position          % Bal.         WALTV        WACLTV       WA SS CLTV       WAFICO          WAC       Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien              100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien
-----------------------------------------------------------------------------------------------------------------------------------
Total                 100.00%         73.08         75.06            86.26          708        4.768        25.74%           3.55%
-----------------------------------------------------------------------------------------------------------------------------------


Lien Position             CA%         1st Lien %          % with S.2nd       Full Doc %            IO %      DTI %           MI %
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien               50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien
-----------------------------------------------------------------------------------------------------------------------------------
Total                  50.05%            100.00%                18.97%           17.34%           0.00%                     1.79%
-----------------------------------------------------------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_INDY0512_SUBMKT1 - Price/Yield - B1                                                                      FORTIS

Balance                                     $31,875,000.00                Delay                            0
Coupon                                      3.56                          Dated                            6/6/2005
Settle                                      6/6/2005                      First Payment                    7/25/2005

                           Scenario                   Static Base                   Static Slow                       Static Fast
                             Prepay                        20 CPR                        10 CPR                            60 CPR
                            Default                     1.966 CDR                     1.014 CDR                         3.146 CDR
                      Loss Severity                           60%                           60%                               60%
                  Servicer Advances                          100%                          100%                              100%
                    Liquidation Lag                            12                            12                                12
                           Triggers                          Fail                          Fail                              Fail

                                 B1                   Disc Margin                   Disc Margin                       Disc Margin
                             100-00                          54.3                          49.9                              55.2

                                WAL                         16.56                         21.02                              4.22
                     Mod Durn 30360                         10.88                         12.36                              3.75
                Principal Writedown              1,080.05 (0.00%)              1,570.93 (0.00%)                      0.01 (0.00%)
Total Collat Loss (Collat Maturity)         63,673,195.00 (5.09%)         62,331,449.12 (4.99%)             26,781,068.06 (2.14%)

Index                                        LIBOR_1MO | 0
Mult / Margin                                1 / 0.47
Cap / Floor                                  999 / 0.47

                    Ramp + 100 Slow                    Ramp + 100                    Ramp + 200                        Ramp - 100
                       10 for 60 30                  10 for 60 60                  10 for 60 60                      10 for 60 60
                          1.662 CDR                     2.025 CDR                     2.016 CDR                         2.091 CDR
                                60%                           60%                           60%                               60%
                               100%                          100%                          100%                              100%
                                 12                            12                            12                                12
                               Fail                          Fail                          Fail                              Fail

                        Disc Margin                   Disc Margin                   Disc Margin                       Disc Margin
                               52.9                          51.6                          51.3                              52.0

                              14.74                          9.22                          9.23                              9.27
                               9.49                          6.96                          6.66                              7.68
                   4,279.83 (0.01%)              5,940.86 (0.02%)             17,406.82 (0.05%)                  1,077.58 (0.00%)
              68,989,467.26 (5.52%)         70,023,676.06 (5.60%)         69,980,095.36 (5.60%)             70,696,590.42 (5.66%)

Z_INDY0512_SUBMKT1 - Price/Yield - B1                                                                        FORTIS

Balance                                        $31,875,000.00                  Delay                         0
Coupon                                         3.56                            Dated                         6/6/2005
Settle                                         6/6/2005                        First Payment                 7/25/2005

                           Scenario                      Static Base                     Static Slow                   Static Fast
                             Prepay                           20 CPR                          10 CPR                        60 CPR
                            Default                        1.966 CDR                       1.014 CDR                     3.146 CDR
                      Loss Severity                              60%                             60%                           60%
                  Servicer Advances                             100%                            100%                          100%
                    Liquidation Lag                               12                              12                            12
                           Triggers                             Fail                            Fail                          Fail

                                 B1                      Disc Margin                     Disc Margin                   Disc Margin
                             100-00                             54.3                            49.9                          55.2

                                WAL                            16.56                           21.02                          4.22
                     Mod Durn 30360                            10.88                           12.36                          3.75
                Principal Writedown                 1,080.05 (0.00%)                1,570.93 (0.00%)                  0.01 (0.00%)
Total Collat Loss (Collat Maturity)            63,673,195.00 (5.09%)           62,331,449.12 (4.99%)         26,781,068.06 (2.14%)

Index                                          LIBOR_1MO | 0
Mult / Margin                                  1 / 0.47
Cap / Floor                                    999 / 0.47

                    Ramp + 100 Slow                       Ramp + 100                      Ramp + 200                    Ramp - 100
                       10 for 60 30                     10 for 60 60                    10 for 60 60                  10 for 60 60
                          1.662 CDR                        2.025 CDR                       2.016 CDR                     2.091 CDR
                                60%                              60%                             60%                           60%
                               100%                             100%                            100%                          100%
                                 12                               12                              12                            12
                               Fail                             Fail                            Fail                          Fail

                        Disc Margin                      Disc Margin                     Disc Margin                   Disc Margin
                               52.9                             51.6                            51.3                          52.0

                              14.74                             9.22                            9.23                          9.27
                               9.49                             6.96                            6.66                          7.68
                   4,279.83 (0.01%)                 5,940.86 (0.02%)               17,406.82 (0.05%)              1,077.58 (0.00%)
              68,989,467.26 (5.52%)            70,023,676.06 (5.60%)           69,980,095.36 (5.60%)         70,696,590.42 (5.66%)

Z_INDY0512_SUBMKT1 - Price/Yield - B1                                                                        FORTIS

Balance                                        $31,875,000.00                  Delay                         0
Coupon                                         3.56                            Dated                         6/6/2005
Settle                                         6/6/2005                        First Payment                 7/25/2005

                           Scenario                      Static Base                     Static Slow                   Static Fast
                             Prepay                           20 CPR                          10 CPR                        60 CPR
                            Default                        1.966 CDR                       1.014 CDR                     3.146 CDR
                      Loss Severity                              60%                             60%                           60%
                  Servicer Advances                             100%                            100%                          100%
                    Liquidation Lag                               12                              12                            12
                           Triggers                             Fail                            Fail                          Fail

                                 B1                      Disc Margin                     Disc Margin                   Disc Margin
                             100-00                             54.3                            49.9                          55.2

                                WAL                            16.56                           21.02                          4.22
                     Mod Durn 30360                            10.88                           12.36                          3.75
                Principal Writedown                 1,080.05 (0.00%)                1,570.93 (0.00%)                  0.01 (0.00%)
Total Collat Loss (Collat Maturity)            63,673,195.00 (5.09%)           62,331,449.12 (4.99%)         26,781,068.06 (2.14%)

Index                                          LIBOR_1MO | 0
Mult / Margin                                  1 / 0.47
Cap / Floor                                    999 / 0.47

                    Ramp + 100 Slow                       Ramp + 100                      Ramp + 200                    Ramp - 100
                       10 for 60 30                     10 for 60 60                    10 for 60 60                  10 for 60 60
                          1.662 CDR                        2.025 CDR                       2.016 CDR                     2.091 CDR
                                60%                              60%                             60%                           60%
                               100%                             100%                            100%                          100%
                                 12                               12                              12                            12
                               Fail                             Fail                            Fail                          Fail

                        Disc Margin                      Disc Margin                     Disc Margin                   Disc Margin
                               52.9                             51.6                            51.3                          52.0

                              14.74                             9.22                            9.23                          9.27
                               9.49                             6.96                            6.66                          7.68
                   4,279.83 (0.01%)                 5,940.86 (0.02%)               17,406.82 (0.05%)              1,077.58 (0.00%)
              68,989,467.26 (5.52%)            70,023,676.06 (5.60%)           69,980,095.36 (5.60%)         70,696,590.42 (5.66%)

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_INDY0512_PX1 - Price/Yield - B3

Balance                        17,500,000       Delay             0               Index           LIBOR_1MO | 3.09
Coupon                         4.54             Dated             6/6/2005        Mult / Margi    1 / 1.45
Settle                         6/6/2005         First Payment     7/25/2005       Cap / Floor     999 / 1.45

   -----------------------------------------------------------------------
                 Prepay            20 CPR          25 CPR           30 CPR
    Optional Redemption          Call (Y)        Call (Y)         Call (Y)
   -----------------------------------------------------------------------
            Disc Margin             Price           Price            Price
   -----------------------------------------------------------------------
                  120.0           101-15+         101-07+          101-02+
                  125.0            101-06         100-31+          100-27+
                  130.0           100-28+         100-23+          100-20+
                  135.0            100-19          100-16          100-13+
                  140.0           100-09+          100-08           100-07
   -----------------------------------------------------------------------
                  145.0            100-00          100-00           100-00
   -----------------------------------------------------------------------
                  150.0            99-22+           99-24            99-25
                  155.0            99-13+          99-16+           99-18+
                  160.0             99-04          99-08+           99-11+
                  165.0             98-27          99-00+           99-04+
                  170.0            98-17+           98-25            98-30
   -----------------------------------------------------------------------
                    WAL              6.85            5.58             4.76
         Mod Durn 30360              5.67            4.76             4.14
   -----------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_INDY0512_PX1 - Price/Yield - B4

Balance                              4,375,000    Delay            0             Index            LIBOR_1MO | 3.09
Coupon                        4.84                Dated            6/6/2005      Mult / Margi     1 / 1.750
Settle                        6/6/2005            First Payment    7/25/2005     Cap / Floor      999 / 1.750

---------------------------------------------------------------------------
                  Prepay            20 CPR           25 CPR          30 CPR
     Optional Redemption          Call (Y)         Call (Y)        Call (Y)
---------------------------------------------------------------------------
             Disc Margin             Price            Price           Price
---------------------------------------------------------------------------
                   205.0             98-09           98-17+          98-23+
                   210.0             98-00            98-10           98-17
                   215.0             97-23           98-02+           98-10
                   220.0             97-14           97-26+          98-03+
                   225.0             97-05            97-19           97-29
---------------------------------------------------------------------------
                   230.0             96-28           97-11+           97-22
---------------------------------------------------------------------------
                   235.0             96-19            97-04          97-15+
                   240.0             96-10           96-28+           97-09
                   245.0            96-01+            96-21          97-02+
                   250.0            95-24+           96-13+           96-28
                   255.0             95-16            96-06          96-21+
---------------------------------------------------------------------------
                     WAL              6.85             5.58            4.76
          Mod Durn 30360              5.54             4.67            4.08
---------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_INDY0512_PX1 - Price/Yield - B3

Balance                               17,500,000    Delay            0            Index             LIBOR_1MO | 3.09
Coupon                           4.54               Dated            6/6/2005     Mult / Margi      1 / 1.45
Settle                           6/6/2005           First Payment    7/25/2005    Cap / Floor       999 / 1.45

                       Prepay          20 CPR         25 CPR          30 CPR
          Optional Redemption        Call (Y)       Call (Y)        Call (Y)
          ------------------------------------------------------------------
                  Disc Margin           Price          Price           Price
          ------------------------------------------------------------------
                        120.0         101-15+        101-07+         101-02+
                        125.0          101-06        100-31+         100-27+
                        130.0         100-28+        100-23+         100-20+
                        135.0          100-19         100-16         100-13+
                        140.0         100-09+         100-08          100-07
          ------------------------------------------------------------------
                        145.0          100-00         100-00          100-00
          ------------------------------------------------------------------
                        150.0          99-22+          99-24           99-25
                        155.0          99-13+         99-16+          99-18+
                        160.0           99-04         99-08+          99-11+
                        165.0           98-27         99-00+          99-04+
                        170.0          98-17+          98-25           98-30
          ------------------------------------------------------------------
                          WAL            6.85           5.58            4.76
               Mod Durn 30360            5.67           4.76            4.14
          ------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_INDY0512_SUBMKT1 - Price/Yield - B1

Balance                                        $31,875,000.00                  Delay
Coupon                                         3.56                            Dated
Settle                                         6/6/2005                        First Payment

Balance                                        0                        Index               LIBOR_1MO | 0
Coupon                                         6/6/2005                 Mult / Margi        1 / 0.47
Settle                                         7/25/2005                Cap / Floor         999 / 0.47

                             Prepay                           20 CPR                          20 CPR                        20 CPR
                            Default                        4.138 CDR                       3.019 CDR                      2.38 CDR
                      Loss Severity                              30%                             40%                           50%
                  Servicer Advances                             100%                            100%                          100%
                    Liquidation Lag                               12                              12                            12

                                WAL                            15.32                           15.97                         16.33
                     Mod Durn 30360                            10.36                           10.64                         10.79
                Principal Writedown                 1,044.00 (0.00%)                1,038.09 (0.00%)              1,042.42 (0.00%)
Total Collat Loss (Collat Maturity)            62,158,538.27 (4.97%)           62,814,602.00 (5.03%)         63,297,214.40 (5.06%)

Z_INDY0512_SUBMKT1 - Price/Yield - B2

Balance                                         $25,000,000.00                 Delay
Coupon                                          3.79                           Dated
Settle                                          6/6/2005                       First Payment

Balance                                        0                         Index                LIBOR_1MO | 0
Coupon                                         6/6/2005                  Mult / Margi         1 / 0.70
Settle                                         7/25/2005                 Cap / Floor          999 / 0.70

                             Prepay                           20 CPR                          20 CPR                        20 CPR
                            Default                        2.097 CDR                       1.582 CDR                     1.282 CDR
                      Loss Severity                              30%                             40%                           50%
                  Servicer Advances                             100%                            100%                          100%
                    Liquidation Lag                               12                              12                            12

                                WAL                             8.56                            8.97                          9.32
                     Mod Durn 30360                             6.61                            6.84                          7.03
                Principal Writedown                 1,480.75 (0.01%)                1,356.12 (0.01%)                934.94 (0.00%)
Total Collat Loss (Collat Maturity)            33,799,984.42 (2.70%)           34,632,875.47 (2.77%)         35,466,067.70 (2.84%)

Z_INDY0512_SUBMKT1 - Price/Yield - B3

Balance                                         $17,500,000.00                 Delay
Coupon                                          4.69                           Dated
Settle                                          6/6/2005                       First Payment

Balance                                         0                        Index                LIBOR_1MO | 0
Coupon                                          6/6/2005                 Mult / Margi         1 / 1.60
Settle                                          7/25/2005                Cap / Floor          999 / 1.60

                             Prepay                           20 CPR                          20 CPR                        20 CPR
                            Default                        1.315 CDR                       0.988 CDR                      0.79 CDR
                      Loss Severity                              30%                             40%                           50%
                  Servicer Advances                             100%                            100%                          100%
                    Liquidation Lag                               12                              12                            12

                                WAL                             8.00                            8.09                          8.15
                     Mod Durn 30360                             6.04                            6.09                          6.12
                Principal Writedown                 1,550.13 (0.01%)                1,975.66 (0.01%)              1,117.47 (0.01%)
Total Collat Loss (Collat Maturity)            21,801,275.48 (1.74%)           22,103,271.94 (1.77%)         22,254,252.18 (1.78%)

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_INDY0512_SUBMKT1

Forward
20 CPR


               Period      Date         Effective Coupon
               Total

                   0     6-Jun-05                           0
                   1    25-Jul-05                           0
                   2    25-Aug-05                       0.831
                   3    25-Sep-05                       0.789
                   4    25-Oct-05                       0.966
                   5    25-Nov-05                       0.854
                   6    25-Dec-05                       1.063
                   7    25-Jan-06                       1.001
                   8    25-Feb-06                       1.037
                   9    25-Mar-06                       1.498
                  10    25-Apr-06                       1.113
                  11    25-May-06                       1.291
                  12    25-Jun-06                       1.198
                  13    25-Jul-06                       1.392
                  14    25-Aug-06                       1.279
                  15    25-Sep-06                       1.308
                  16    25-Oct-06                       1.482
                  17    25-Nov-06                       1.360
                  18    25-Dec-06                       1.531
                  19    25-Jan-07                       1.400
                  20    25-Feb-07                       1.414
                  21    25-Mar-07                       1.875
                  22    25-Apr-07                       1.425
                  23    25-May-07                       1.572
                  24    25-Jun-07                       1.411
                  25    25-Jul-07                       1.558
                  26    25-Aug-07                       1.405
                  27    25-Sep-07                       1.403
                  28    25-Oct-07                       1.551
                  29    25-Nov-07                       1.394
                  30    25-Dec-07                       1.541
                  31    25-Jan-08                       1.383
                  32    25-Feb-08                       1.378
                  33    25-Mar-08                       1.678
                  34    25-Apr-08                       1.366
                  35    25-May-08                       1.513
                  36    25-Jun-08                       1.350
                  37    25-Jul-08                       1.506
                  38    25-Aug-08                       1.364
                  39    25-Sep-08                       1.376
                  40    25-Oct-08                       1.544
                  41    25-Nov-08                       1.400
                  42    25-Dec-08                       1.565
                  43    25-Jan-09                       1.706
                  44    25-Feb-09                       1.706
                  45    25-Mar-09                       2.176

               Period      Date         Effective Coupon
               Total

                  46    25-Apr-09                       1.702
                  47    25-May-09                       1.854
                  48    25-Jun-09                       1.688
                  49    25-Jul-09                       1.840
                  50    25-Aug-09                       1.679
                  51    25-Sep-09                       1.677
                  52    25-Oct-09                       1.836
                  53    25-Nov-09                       1.676
                  54    25-Dec-09                       1.837
                  55    25-Jan-10                       1.677
                  56    25-Feb-10                       1.679
                  57    25-Mar-10                       2.166
                  58    25-Apr-10                       1.685
                  59    25-May-10                       1.851
                  60    25-Jun-10                       1.693
                  61    25-Jul-10                       1.861
                  62    25-Aug-10                       1.703
                  63    25-Sep-10                       1.708
                  64    25-Oct-10                       1.876
                  65    25-Nov-10                       1.717
                  66    25-Dec-10                       1.885
                  67    25-Jan-11                       1.725
                  68    25-Feb-11                       1.729
                  69    25-Mar-11                       2.225
                  70    25-Apr-11                       1.734
                  71    25-May-11                       1.901
                  72    25-Jun-11                       1.736
                  73    25-Jul-11                       1.904
                  74    25-Aug-11                       1.740
                  75    25-Sep-11                       1.742
                  76    25-Oct-11                       1.909
                  77    25-Nov-11                       1.743
                  78    25-Dec-11                       1.910
                  79    25-Jan-12                       1.743
                  80    25-Feb-12                       1.742
                  81    25-Mar-12                       2.076
                  82    25-Apr-12                       1.740
                  83    25-May-12                       1.907
                  84    25-Jun-12                       1.737
                  85    25-Jul-12                       1.906
                  86    25-Aug-12                       1.739
                  87    25-Sep-12                       1.742
                  88    25-Oct-12                       1.913
                  89    25-Nov-12                       1.745
                  90    25-Dec-12                       1.917
                  91    25-Jan-13                       1.748
                  92    25-Feb-13                       1.748
                  93    25-Mar-13                       2.262
                  94    25-Apr-13                       1.747
                  95    25-May-13                       1.917
                  96    25-Jun-13                       1.741
                  97    25-Jul-13                       1.908

               Period      Date         Effective Coupon
               Total

                  98    25-Aug-13                       1.727
                  99    25-Sep-13                       1.720
                 100    25-Oct-13                       1.887
                 101    25-Nov-13                       1.707
                 102    25-Dec-13                       1.877
                 103    25-Jan-14                       1.698
                 104    25-Feb-14                       1.694
                 105    25-Mar-14                       2.217
                 106    25-Apr-14                       1.690
                 107    25-May-14                       1.864
                 108    25-Jun-14                       1.689
                 109    25-Jul-14                       1.864
                 110    25-Aug-14                       1.687
                 111    25-Sep-14                       1.682
                 112    25-Oct-14                       1.851
                 113    25-Nov-14                       1.668
                 114    25-Dec-14                       1.834
                 115    25-Jan-15                       1.647
                 116    25-Feb-15                       1.634
                 117    25-Mar-15                       2.148
                 118    25-Apr-15                       1.605
                 119    25-May-15                       1.765
                 120    25-Jun-15                       1.571
                 121    25-Jul-15                       1.735
                 122    25-Aug-15                       1.548
                 123    25-Sep-15                       1.540
                 124    25-Oct-15                       1.504
                 125    25-Nov-15                       1.312
                 126    25-Dec-15                       1.491
                 127    25-Jan-16                       1.299
                 128    25-Feb-16                       1.293
                 129    25-Mar-16                       1.660
                 130    25-Apr-16                       1.281
                 131    25-May-16                       1.462
                 132    25-Jun-16                       1.269
                 133    25-Jul-16                       1.446
                 134    25-Aug-16                       1.245
                 135    25-Sep-16                       1.234
                 136    25-Oct-16                       1.416
                 137    25-Nov-16                       1.221
                 138    25-Dec-16                       1.408
                 139    25-Jan-17                       1.218
                 140    25-Feb-17                       1.221
                 141    25-Mar-17                       1.798
                 142    25-Apr-17                       1.237
                 143    25-May-17                       1.439
                 144    25-Jun-17                       1.265
                 145    25-Jul-17                       1.472
                 146    25-Aug-17                       1.300
                 147    25-Sep-17                       1.314
                 148    25-Oct-17                       1.513
                 149    25-Nov-17                       1.333

               Period      Date         Effective Coupon
               Total

                 150    25-Dec-17                       1.527
                 151    25-Jan-18                       1.342
                 152    25-Feb-18                       1.341
                 153    25-Mar-18                       1.903
                 154    25-Apr-18                       1.332
                 155    25-May-18                       1.511
                 156    25-Jun-18                       1.309
                 157    25-Jul-18                       1.490
                 158    25-Aug-18                       1.296
                 159    25-Sep-18                       1.292
                 160    25-Oct-18                       1.479
                 161    25-Nov-18                       1.284
                 162    25-Dec-18                       1.471
                 163    25-Jan-19                       1.276
                 164    25-Feb-19                       1.272
                 165    25-Mar-19                       1.845
                 166    25-Apr-19                       1.264
                 167    25-May-19                       1.453
                 168    25-Jun-19                       1.256
                 169    25-Jul-19                       1.429
                 170    25-Aug-19                       1.202
                 171    25-Sep-19                       1.179
                 172    25-Oct-19                       1.361
                 173    25-Nov-19                       1.159
                 174    25-Dec-19                       1.361
                 175    25-Jan-20                       1.178
                 176    25-Feb-20                       1.203
                 177    25-Mar-20                       1.627
                 178    25-Apr-20                       1.283
                 179    25-May-20                       1.531
                 180    25-Jun-20                       1.405
                 181    25-Jul-20                       1.630
                 182    25-Aug-20                       1.438
                 183    25-Sep-20                       1.436
                 184    25-Oct-20                       1.623
                 185    25-Nov-20                       1.431
                 186    25-Dec-20                       1.619
                 187    25-Jan-21                       1.427
                 188    25-Feb-21                       1.425
                 189    25-Mar-21                       1.996
                 190    25-Apr-21                       1.423
                 191    25-May-21                       1.613
                 192    25-Jun-21                       1.421
                 193    25-Jul-21                       1.611
                 194    25-Aug-21                       1.419
                 195    25-Sep-21                       1.419
                 196    25-Oct-21                       1.611
                 197    25-Nov-21                       1.419
                 198    25-Dec-21                       1.612
                 199    25-Jan-22                       1.421
                 200    25-Feb-22                       1.421
                 201    25-Mar-22                       2.000

               Period      Date         Effective Coupon
               Total

                 202    25-Apr-22                       1.424
                 203    25-May-22                       1.618
                 204    25-Jun-22                       1.428
                 205    25-Jul-22                       1.623
                 206    25-Aug-22                       1.433
                 207    25-Sep-22                       1.435
                 208    25-Oct-22                       1.631
                 209    25-Nov-22                       1.442
                 210    25-Dec-22                       1.638
                 211    25-Jan-23                       1.450
                 212    25-Feb-23                       1.454
                 213    25-Mar-23                       2.037
                 214    25-Apr-23                       1.463
                 215    25-May-23                       1.661
                 216    25-Jun-23                       1.474
                 217    25-Jul-23                       1.673
                 218    25-Aug-23                       1.486
                 219    25-Sep-23                       1.493
                 220    25-Oct-23                       1.692
                 221    25-Nov-23                       1.507
                 222    25-Dec-23                       1.707
                 223    25-Jan-24                       1.522
                 224    25-Feb-24                       1.530
                 225    25-Mar-24                       1.923
                 226    25-Apr-24                       1.548
                 227    25-May-24                       1.749
                 228    25-Jun-24                       1.567
                 229    25-Jul-24                       1.769
                 230    25-Aug-24                       1.588
                 231    25-Sep-24                       1.599
                 232    25-Oct-24                       1.801
                 233    25-Nov-24                       1.622
                 234    25-Dec-24                       1.824
                 235    25-Jan-25                       1.647
                 236    25-Feb-25                       1.660
                 237    25-Mar-25                       2.241
                 238    25-Apr-25                       1.687
                 239    25-May-25                       1.890
                 240    25-Jun-25                       1.716
                 241    25-Jul-25                       1.914
                 242    25-Aug-25                       1.730
                 243    25-Sep-25                       1.735
                 244    25-Oct-25                       1.928
                 245    25-Nov-25                       1.745
                 246    25-Dec-25                       1.938
                 247    25-Jan-26                       1.755
                 248    25-Feb-26                       1.759
                 249    25-Mar-26                       2.328
                 250    25-Apr-26                       1.769
                 251    25-May-26                       1.962
                 252    25-Jun-26                       1.779
                 253    25-Jul-26                       1.972

               Period      Date         Effective Coupon
               Total

                 254    25-Aug-26                       1.789
                 255    25-Sep-26                       1.793
                 256    25-Oct-26                       1.986
                 257    25-Nov-26                       1.803
                 258    25-Dec-26                       1.996
                 259    25-Jan-27                       1.813
                 260    25-Feb-27                       1.818
                 261    25-Mar-27                       2.386
                 262    25-Apr-27                       1.828
                 263    25-May-27                       2.020
                 264    25-Jun-27                       1.838
                 265    25-Jul-27                       2.030
                 266    25-Aug-27                       1.848
                 267    25-Sep-27                       1.852
                 268    25-Oct-27                       2.045
                 269    25-Nov-27                       1.862
                 270    25-Dec-27                       2.055
                 271    25-Jan-28                       1.872
                 272    25-Feb-28                       1.877
                 273    25-Mar-28                       2.257
                 274    25-Apr-28                       1.887
                 275    25-May-28                       2.079
                 276    25-Jun-28                       1.897
                 277    25-Jul-28                       2.089
                 278    25-Aug-28                       1.907
                 279    25-Sep-28                       1.912
                 280    25-Oct-28                       2.104
                 281    25-Nov-28                       1.921
                 282    25-Dec-28                       2.113
                 283    25-Jan-29                       1.931
                 284    25-Feb-29                       1.936
                 285    25-Mar-29                       2.502
                 286    25-Apr-29                       1.946
                 287    25-May-29                       2.138
                 288    25-Jun-29                       1.956
                 289    25-Jul-29                       2.148
                 290    25-Aug-29                       1.966
                 291    25-Sep-29                       1.970
                 292    25-Oct-29                       2.162
                 293    25-Nov-29                       1.980
                 294    25-Dec-29                       2.172
                 295    25-Jan-30                       1.990
                 296    25-Feb-30                       1.995
                 297    25-Mar-30                       2.560
                 298    25-Apr-30                       2.004
                 299    25-May-30                       2.196
                 300    25-Jun-30                       2.014
                 301    25-Jul-30                       2.205
                 302    25-Aug-30                       2.023
                 303    25-Sep-30                       2.028
                 304    25-Oct-30                       2.220
                 305    25-Nov-30                       2.038

               Period      Date         Effective Coupon
               Total

                 306    25-Dec-30                       2.229
                 307    25-Jan-31                       2.047
                 308    25-Feb-31                       2.052
                 309    25-Mar-31                       2.616
                 310    25-Apr-31                       2.061
                 311    25-May-31                       2.253
                 312    25-Jun-31                       2.071
                 313    25-Jul-31                       2.262
                 314    25-Aug-31                       2.080
                 315    25-Sep-31                       2.085
                 316    25-Oct-31                       2.276
                 317    25-Nov-31                       2.094
                 318    25-Dec-31                       2.285
                 319    25-Jan-32                       2.103
                 320    25-Feb-32                       2.108
                 321    25-Mar-32                       2.485
                 322    25-Apr-32                       2.117
                 323    25-May-32                       2.307
                 324    25-Jun-32                       2.126
                 325    25-Jul-32                       2.316
                 326    25-Aug-32                       2.135
                 327    25-Sep-32                       2.139
                 328    25-Oct-32                       2.330
                 329    25-Nov-32                       2.148
                 330    25-Dec-32                       2.339
                 331    25-Jan-33                       2.157
                 332    25-Feb-33                       2.161
                 333    25-Mar-33                       2.724
                 334    25-Apr-33                       2.170
                 335    25-May-33                       2.360
                 336    25-Jun-33                       2.178
                 337    25-Jul-33                       2.369
                 338    25-Aug-33                       2.187
                 339    25-Sep-33                       2.191
                 340    25-Oct-33                       2.382
                 341    25-Nov-33                       2.200
                 342    25-Dec-33                       2.390
                 343    25-Jan-34                       2.208
                 344    25-Feb-34                       2.212
                 345    25-Mar-34                       2.776
                 346    25-Apr-34                       2.221
                 347    25-May-34                       2.411
                 348    25-Jun-34                       2.229
                 349    25-Jul-34                       2.420
                 350    25-Aug-34                       2.238
                 351    25-Sep-34                       2.242
                 352    25-Oct-34                       2.433
                 353    25-Nov-34                       2.252
                 354    25-Dec-34                       2.443
                 355    25-Jan-35                       2.262
                 356    25-Feb-35                       2.269
                 357    25-Mar-35                       2.835

               Period      Date         Effective Coupon
               Total

                 358    25-Apr-35                       2.289
                 359    25-May-35                       2.501
                 360    25-Jun-35                       2.574

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

SEE DISCLAIMER                                           COLLATERAL MATRIX
                                                         -----------------

INDX05-AR12
-----------

-------------------------------------------------------------------------------------------------------------------------------
Category          Ending Balance          Pct        WAC     WA Margin      WAM     WA Age     WA DTI      WA LTV    WA FICO
-------------------------------------------------------------------------------------------------------------------------------
FICO SCORE
-------------------------------------------------------------------------------------------------------------------------------
FICO: 0                  406,720         0.0%       6.28          3.77      359          1      25.23       74.84          0
-------------------------------------------------------------------------------------------------------------------------------
FICO: 620-639         63,386,322         6.0%       4.83          3.22      359          1      33.93       72.73        630
-------------------------------------------------------------------------------------------------------------------------------
FICO: 640-659         95,103,210         9.0%       4.94          3.08      359          1      34.04       74.32        650
-------------------------------------------------------------------------------------------------------------------------------
FICO: 660-679        169,480,283        16.1%       4.67          3.03      359          1      33.15       74.56        670
-------------------------------------------------------------------------------------------------------------------------------
FICO: 680-699        163,199,627        15.5%       4.73          3.02      359          1      33.21       73.40        689
-------------------------------------------------------------------------------------------------------------------------------
FICO: 700-719        147,797,670        14.0%       4.69          2.93      359          1      33.38       73.97        709
-------------------------------------------------------------------------------------------------------------------------------
FICO: 720-739        126,225,448        12.0%       4.63          2.92      359          1      33.71       72.87        729
-------------------------------------------------------------------------------------------------------------------------------
FICO: 740-759        107,774,030        10.2%       5.00          2.93      359          1      31.82       71.83        749
-------------------------------------------------------------------------------------------------------------------------------
FICO: 760-779        101,373,698         9.6%       4.84          2.91      359          1      31.09       70.99        769
-------------------------------------------------------------------------------------------------------------------------------
FICO: 780-799         64,651,568         6.1%       4.68          2.90      359          1      31.50       71.58        788
-------------------------------------------------------------------------------------------------------------------------------
FICO: 800-819         12,631,113         1.2%       4.99          2.97      359          1      32.56       68.50        807
-------------------------------------------------------------------------------------------------------------------------------
Total              1,052,029,688       100.0%       4.77          2.99      359          1      32.97       73.08        708
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Category         with Prepay    WA Prepay Term    Avg Loan     Purchase        Cashout       Owner   Full        2nd   Single
                     Penalty                           Amt                   Refinance    Occupied    Doc       Lien   Family
-------------------------------------------------------------------------------------------------------------------------------
FICO SCORE
-------------------------------------------------------------------------------------------------------------------------------
FICO: 0                 100%               3.0     203,360          48%         52%           0%      48%         0%      0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 620-639            89%               2.9     313,846          11%         75%          99%      22%         0%     69%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 640-659            89%               2.8     318,188          19%         65%          99%      20%         0%     65%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 660-679            85%               2.8     315,679          20%         68%          95%      16%         0%     68%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 680-699            85%               2.8     317,589          24%         62%          95%      13%         0%     63%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 700-719            80%               2.7     312,530          30%         55%          95%      14%         0%     65%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 720-739            79%               2.8     324,543          26%         57%          92%      15%         0%     60%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 740-759            82%               2.8     335,864          31%         57%          94%      20%         0%     63%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 760-779            79%               2.7     321,904          29%         59%          92%      20%         0%     63%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 780-799            81%               2.7     336,812          40%         50%          92%      24%         0%     66%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 800-819            78%               2.7     268,817          46%         45%          88%      30%         0%     57%
-------------------------------------------------------------------------------------------------------------------------------
Total                    83%               2.8     319,748          26%         60%          95%      17%         0%     64%
-------------------------------------------------------------------------------------------------------------------------------



                                          ------------------------------------------------------------------------------------
                                                                               LTV
                                          ------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Category          California    with MI   <= 80.00   80.01-85.00     85.01-90.00    90.01-95.00    95.01-100.00       100.01+
-------------------------------------------------------------------------------------------------------------------------------
FICO SCORE
-------------------------------------------------------------------------------------------------------------------------------
FICO: 0                0%         0%          100%            0%              0%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 620-639         47%         2%           98%            0%              1%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 640-659         48%         3%           97%            1%              0%             1%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 660-679         49%         2%           98%            1%              0%             1%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 680-699         50%         3%           97%            2%              1%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 700-719         45%         2%           98%            1%              1%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 720-739         51%         3%           97%            1%              1%             1%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 740-759         58%         0%          100%            0%              0%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 760-779         55%         1%           99%            1%              0%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 780-799         51%         0%          100%            0%              0%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
FICO: 800-819         39%         0%          100%            0%              0%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------
Total                 50%         2%           98%            1%              1%             0%              0%            0%
-------------------------------------------------------------------------------------------------------------------------------





RBS GREENWICH CAPITAL
---------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

INDX05-AR12
20 Largest Loans by UPB

loan number                  city       state          Zip          FICO          LTV           DTI                 UPB
  121163987           LOS ANGELES          CA        90046           773         61.1          25.3           1,097,379
  120746522            GIG HARBOR          WA        98332           670         78.6          32.2           1,097,379
  121030755               BURBANK          CA        91501           749         76.9          35.2           1,537,500
  120882912               LAHAINA          HI        96761           712         60.5          16.1           1,452,000
  121150531     BERNARDS TOWNSHIP          NJ        07920           762         55.0          30.2           1,100,000
  121218913           LOS ANGELES          CA        90068           763         66.7           3.3           2,000,000
  121267638          SANTA MONICA          CA        90402           720         65.0          33.8           1,235,000
  121210603              SARATOGA          CA        95070           769         69.2          31.5           1,383,000
  121161527                MALIBU          CA        90265           703         63.3          34.9           1,156,000
  121213509               WAYZATA          MN        55391           694         40.5          32.2           1,740,000
  121100844          PORT CHESTER          NY        10573           740         63.6          37.2           1,050,000
  121206906                BOSTON          MA        02116           648         45.6          42.5           1,300,000
  121234804            LONG BEACH          CA        90807           769         73.3          43.3           1,100,000
  120798824     BELVEDERE TIBURON          CA        94920           740         65.0          27.5           1,625,000
  121067745                 HAIKU          HI        96708           660         42.3          24.3           1,006,000
  121200688       RANCHO SANTA FE          CA        92067           787         38.6          36.2           1,195,545
  121065732               MILFORD          CT        06460           759         42.7          30.8           1,195,000
  121224150              WESTPORT          CT        06880           681         73.2          35.5           1,500,000
  121070661             LA QUINTA          CA        92253           727         67.9          36.6           1,357,000
  121188421                DALLAS          TX        75219           750         73.9          10.0           1,180,000

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:


------------------------------------------------------------------------------
                                 Pool Summary
------------------------------------------------------------------------------
Total Issue Balance (USD)                                       1,052,029,688
Original Mortgage Pool Balance (USD)                            1,052,290,361
Current Mortgage Pool Balance (USD)                             1,052,029,688
Total Number of Loans                                                   3,291
Average Loan Balance (USD)                                            319,669
1st lien (%age)                                                        100.0%
2nd lien (%age)                                                          0.0%
WA FICO                                                                   708
- Minimum FICO                                                            620
- Maximum FICO                                                            819
WA LTV                                                                  73.1%
- Minimum LTV                                                           17.1%
- Maximum LTV                                                           95.0%
WA DTI                                                                  33.0%
- Minimum DTI                                                            3.3%
- Maximum DTI                                                           54.9%
WA Age (Months)                                                             1
WA Remaining Term (Months)                                                359
Aquired Loans
North California (% of Pool)                                            19.3%
South California (% of Pool)                                            30.7%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                               North California
------------------------------------------------------------------------------
% of State                                                               38.6
WA FICO                                                                   710
- Minimum FICO                                                            621
- Maximum FICO                                                            813
WA LTV                                                                  72.78
- Minimum LTV                                                           25.28
- Maximum LTV                                                           82.93
Highest Zip-Code Density (% of                                            0.8
State)
Zip-Code with Highest Density                                           94513
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                               South California
------------------------------------------------------------------------------
% of State                                                               61.4
WA FICO                                                                   709
Minimum FICO                                                              620
Maximum FICO                                                              819
WA LTV                                                                  72.09
Minimum LTV                                                             22.22
Maximum LTV                                                                95
Highest Zip-Code Density (% of                                          92656
State)
Zip-Code with Highest Density                                            0.8
------------------------------------------------------------------------------


------------------------------------------------------------------------------
     Classification                            Total                    Check
------------------------------------------------------------------------------
Mortgage Type                              1,052,029,688                 ///
Loan-to-Value                              1,052,029,688                 ///
FICO                                       1,052,029,688                 ///
Purpose                                    1,052,029,688                 ///
Occupancy                                  1,052,029,688                 ///
Loan Balance                               1,052,029,688                 ///
Property Type                              1,052,029,688                 ///
Documentation Type                         1,052,029,688                 ///
Fixed Period                               1,052,029,688                 ///
Debt-to-Income Ratio                       1,052,029,688                 ///
Geographic Distribution                    1,052,029,688                 ///
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                Per Annum Fees
------------------------------------------------------------------------------
Servicer Fees
Cost of Carry
------------------------------------------------------------------------------

H                                 Page 1 of 8                        5/24/2005

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:


------------------------------------------------------------------------------
Mortgage Type                      WA LTV       WA FICO                Balance
------------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
------------------------------------------------------------------------------
Classic ARM                         73.08        708.00       1,052,029,688.24
------------------------------------------------------------------------------
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
------------------------------------------------------------------------------

------------------------------------------------------------------------------
LTV                                WA LTV       WA FICO                Balance
------------------------------------------------------------------------------
0.01-20.00                          17.06        692.00              93,000.00
20.01-25.00                         23.12        698.00             673,000.00
25.01-30.00                         28.17        746.00           4,225,404.23
30.01-35.00                         33.14        738.00           4,100,830.00
35.01-40.00                         38.20        719.00           8,359,419.95
40.01-45.00                         42.38        718.00          12,977,938.11
45.01-50.00                         48.12        709.00          17,274,358.11
50.01-55.00                         52.85        726.00          22,024,372.29
55.01-60.00                         57.87        718.00          45,053,755.15
60.01-65.00                         62.92        719.00          64,306,534.65
65.01-70.00                         68.59        713.00         118,535,397.83
70.01-75.00                         74.07        695.00         217,850,880.24
75.01-80.00                         79.51        709.00         517,670,953.41
80.01-85.00                         84.35        697.00           8,308,341.29
85.01-90.00                         89.29        699.00           5,549,669.69
90.01-95.00                         94.30        690.00           5,025,833.29
95.01-100.00
------------------------------------------------------------------------------


H                                 Page 2 of 8                        5/24/2005

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:

------------------------------------------------------------------------------
   FICO                   WA LTV       WA FICO           Balance
------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
601 - 620                   71.87      620.00            3,538,600.00
621 - 640                   73.05      632.00           65,468,149.48
641 - 660                   73.83      652.00           98,208,119.01
661 - 680                   74.83      671.00          168,216,132.70
681 - 700                   73.40      691.00          166,009,821.96
701 - 720                   73.86      710.00          145,428,243.16
721 - 740                   72.88      730.00          124,978,994.45
741 - 760                   71.82      750.00          107,549,750.90
761 - 780                   70.97      770.00           97,528,687.05
781 - 800                   71.58      789.00           63,112,356.62
801 - 820                   67.58      807.00           11,584,112.91
> 820
Unknown                     74.84        0.00              406,720.00
------------------------------------------------------------------------------

H                                 Page 3 of 8                        5/24/2005

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:

------------------------------------------------------------------------------
   LTV                     MIG%        WA FICO              Balance with MIG
------------------------------------------------------------------------------
0.01-20.00                    0         692                             0
20.01-25.00                   0         698                             0
25.01-30.00                   0         746                             0
30.01-35.00                   0         738                             0
35.01-40.00                   0         719                             0
40.01-45.00                   0         718                             0
45.01-50.00                   0         709                             0
50.01-55.00                   0         726                             0
55.01-60.00                   0         718                             0
60.01-65.00                   0         719                             0
65.01-70.00                   0         713                             0
70.01-75.00                   0         695                             0
75.01-80.00                   0         709                             0
80.01-85.00                 100         697                       8308341
85.01-90.00                 100         699                       5549670
90.01-95.00                 100         690                       5025833
95.01-100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        Purpose           WA LTV     WA FICO                Balance
------------------------------------------------------------------------------
Purchase                  78.06      719.00                270,752,407.95
Cash-Out/Refinancing      71.19      704.00                636,447,132.83
Refinancing               72.09      704.00                144,830,147.46
------------------------------------------------------------------------------

------------------------------------------------------------------------------
       Occupancy          WA LTV     WA FICO                Balance
------------------------------------------------------------------------------
Owner                     73.18      707.00                995,020,096.39
Investment                70.92      725.00                 37,379,591.18
2nd Home                  72.39      731.00                 19,630,000.67
------------------------------------------------------------------------------


H                                 Page 4 of 8                        5/24/2005

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:

---------------------------------------------------------------------
            Loan Balance        WA LTV      WA FICO        Balance
---------------------------------------------------------------------
<$200,000                        70.83      710.00     127,084,706.71
<$400,000                        73.69      706.00     482,408,789.12
<$600,000                        75.10      706.00     296,349,457.61
>$600,000                        68.93      717.00     146,186,734.80
---------------------------------------------------------------------


---------------------------------------------------------------------
            Property Type      WA LTV      WA FICO        Balance
---------------------------------------------------------------------
SFR                              72.50      707.00     676,305,225.45
PUD                              74.54      709.00     202,380,877.58
CND                              75.00      714.28     118,317,782.97
2-4 Family                       70.83      707.00      55,025,802.24
---------------------------------------------------------------------


---------------------------------------------------------------------
         Documentation Type    WA LTV      WA FICO        Balance
---------------------------------------------------------------------
Full                             76.16      711.00     182,401,436.58
Reduced
SISA                             74.02      702.00     641,692,322.13
NISA
NINA                             67.79      718.00     204,395,421.44
NAV
No Ratio
Alt                              69.60      752.00      23,540,508.09
---------------------------------------------------------------------


H                                 Page 5 of 8                        5/24/2005

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:

==============================================================================
Fixed Period (Months)     WA LTV        WA FICO                  Balance
==============================================================================
          1                73.08        708.00              1,052,029,688.24
          3
          6
          12
          24
          36
          60
          84
          >=120
==============================================================================



==============================================================================
         DTI              WA LTV        WA FICO                  Balance
==============================================================================
0.01 - 5.00                66.67        763.00                  2,000,000.00
5.01 - 10.00               73.20        731.00                  2,189,614.00
10.01 - 15.00              70.83        724.00                  6,761,359.36
15.01 - 20.00              71.13        723.00                 22,340,330.05
20.01 - 25.00              71.68        712.00                 58,454,850.27
25.01 - 30.00              73.97        708.00                119,961,892.28
30.01 - 35.00              74.05        708.00                279,211,492.83
35.01 - 40.00              75.65        699.00                320,222,185.24
40.01 - 45.00              73.40        702.00                 29,214,354.78
45.01 - 50.00              77.06        718.00                  6,423,187.99
50.01 - 55.00              74.78        694.00                    855,000.00
> 55.00
Unknown                    67.79        718.00                204,395,421.44
==============================================================================

H                                 Page 6 of 8                        5/24/2005

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:


-------------------------------------------------------------------
Geographic Distribution     WA LTV     WA FICO            Balance
-------------------------------------------------------------------
AK                          80.00      735.00            364,000.00
AL                          83.69      739.00            449,760.00
AR                          89.63      727.00            273,400.00
AS
AZ                          74.82      709.00         18,237,727.26
CA                          72.36      710.00        526,522,262.39
CO                          75.52      710.00         17,366,365.83
CT                          71.20      709.00         11,386,196.58
CZ
DC                          75.67      684.00          2,803,950.00
DE                          74.46      704.00          2,647,900.00
FL                          74.52      707.00         95,002,363.78
GA                          77.91      709.00          8,284,670.59
GU
HI                          65.84      690.00          9,625,546.55
IA
ID                          73.66      671.00          1,107,550.00
IL                          75.96      696.00         15,600,628.54
IN                          77.39      712.00          1,138,650.00
KS                          79.60      716.00          1,612,497.96
KY                          66.81      706.00            998,979.99
LA                          79.73      697.00            412,567.71
MA                          71.44      703.00         24,231,023.14
MD                          73.30      701.00         26,154,238.86
ME                          68.78      703.00          2,187,000.00
MI                          75.99      704.00          9,455,189.95
MN                          72.09      711.00         14,444,009.79
MO                          77.73      736.00          3,105,520.00
MS                          42.24      676.00            163,000.00
MT                          80.00      743.00            540,000.00
NC                          78.44      682.00          1,245,510.00
ND                          80.00      675.00            127,899.98
NE                          78.69      687.00          1,035,900.00
NH                          76.47      723.00          2,631,032.74
NJ                          73.18      699.00         67,487,705.77
NM                          77.74      742.00          1,021,500.00

H                                 Page 7 of 8                        5/24/2005


                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:


NV                          73.83      702.00         24,610,728.68
NY                          71.05      711.00         54,635,495.24
OH                          70.13      729.00          4,495,064.05
OK                          80.00      719.00            151,042.67
OR                          75.62      714.00          5,961,647.23
OT
PA                          70.51      709.00          9,332,958.81
PR
RI                          73.20      699.00          5,743,732.00
SC                          75.51      731.00          1,737,494.41
SD
TN                          73.17      732.00          1,017,351.29
TT
TX                          77.01      742.00          6,636,660.52
UT                          78.91      716.00          4,593,225.00
VA                          75.76      701.00         46,665,777.80
VI
VT                          61.54      767.00            240,000.00
WA                          76.07      718.00         15,835,770.24
WI                          78.53      708.00          2,299,932.33
WV                          80.00      675.00            349,308.00
WY                          65.72      756.00             58,952.56


H                                 Page 8 of 8                        5/24/2005

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     Data Entry Rules:
                     -----------------
  Pool Data          1. Only enter data in the fields highlighted in purple.
                     2. Please enter 0 for blanks.
                     3. Bucket the data using best fit rules
  Deal Ticker:


------------------------------------------------------------
                        Pool Summary
------------------------------------------------------------
Total Issue Balance (USD)                       530,994,466
Original Mortgage Pool Balance (USD)            531,141,446
Current Mortgage Pool Balance (USD)             530,994,466
Total Number of Loans                                 1,042
Average Loan Balance (USD)                          509,592
1st lien (%age)                                      100.0%
2nd lien (%age)                                        0.0%
WA FICO                                                 709
- Minimum FICO                                          620
- Maximum FICO                                          813
WA LTV                                                73.4%
- Minimum LTV                                         28.7%
- Maximum LTV                                         90.0%
WA DTI                                                33.4%
- Minimum DTI                                          3.3%
- Maximum DTI                                         54.9%
WA Age (Months)                                           1
WA Remaining Term (Months)                              359
Aquired Loans
North California (% of Pool)                          24.8%
South California (% of Pool)                          39.5%
------------------------------------------------------------



--------------------------------------------
               North Carolina
--------------------------------------------
% of State                            38.54
WA FICO                                 711
- Minimum FICO                          621
- Maximum FICO                          801
WA LTV                                74.07
- Minimum LTV                          32.2
- Maximum LTV                            80
Highest Zip-Code Density (% of          1.1
State)
Zip-Code with Highest Density         94513
--------------------------------------------



--------------------------------------------
               Sout Carolina
--------------------------------------------
% of State                            61.46
WA FICO                                 711
Minimum FICO                            620
Maximum FICO                            811
WA LTV                                73.02
Minimum LTV                           28.72
Maximum LTV                              85
Highest Zip-Code Density (% of          1.1
State)
Zip-Code with Highest Density         92656
--------------------------------------------



------------------------------------------------
     Classification          Total         Check
------------------------------------------------
Mortgage Type                530,994,466     / /
Loan-to-Value                530,994,466     / /
FICO                         530,994,466     / /
Purpose                      530,994,466     / /
Occupancy                    530,994,466     / /
Loan Balance                 530,994,466     / /
Property Type                530,994,466     / /
Documentation Type           530,994,466     / /
Fixed Period                 530,994,466     / /
Debt-to-Income Ratio         530,994,466     / /
Geographic Distribution      530,994,466     / /
------------------------------------------------



-----------------------------------------
             Per Annum Fees
-----------------------------------------
Servicer Fees
Cost of Carry
-----------------------------------------





H                                 Page 1 of 8                        5/24/2005

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                     -----------------
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                     2. Please enter 0 for blanks.
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
--------------------------------------------------------------------------------------------------------
               Mortgage Type                    WA LTV      WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
Classic ARM                                            73.39  709.00                     530,994,465.76
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
               LTV                             WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
0.01-20.00
20.01-25.00
25.01-30.00                                            28.72  811.00                         517,000.00
30.01-35.00                                            33.17  747.00                       1,760,000.00
35.01-40.00                                            38.40  718.00                       4,767,233.31
40.01-45.00                                            41.89  705.00                       6,168,491.43
45.01-50.00                                            47.54  708.00                       6,163,782.57
50.01-55.00                                            53.15  739.00                       9,067,162.04
55.01-60.00                                            57.55  710.00                      17,139,696.35
60.01-65.00                                            62.98  722.00                      39,373,299.27
65.01-70.00                                            68.61  719.00                      61,774,823.49
70.01-75.00                                            74.08  697.00                     109,265,524.04
75.01-80.00                                            79.48  709.00                     271,038,755.93
80.01-85.00                                            84.11  682.00                       3,076,197.33
85.01-90.00                                            88.71  691.00                         882,500.00
90.01-95.00
95.01-100.00
--------------------------------------------------------------------------------------------------------


H                                 Page 2 of 8                        5/24/2005

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
--------------------------------------------------------------------------------------------------------
               FICO                             WA LTV      WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
601 - 620                                              74.96  620.00                         875,500.00
621 - 640                                              73.12  631.00                      33,511,134.30
641 - 660                                              74.16  652.00                      49,106,335.96
661 - 680                                              75.21  671.00                      81,527,284.20
681 - 700                                              74.02  691.00                      83,661,550.93
701 - 720                                              73.61  710.00                      68,119,495.74
721 - 740                                              72.86  730.00                      66,425,728.37
741 - 760                                              71.73  749.00                      55,573,573.67
761 - 780                                              71.99  769.00                      49,036,406.41
781 - 800                                              72.76  789.00                      38,458,675.55
801 - 820                                              66.89  806.00                       4,292,060.63
> 820
Unknown                                                74.84    0.00                         406,720.00
-------------------------------------------------------------




H                                 Page 3 of 8                        5/24/2005

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
--------------------------------------------------------------------------------------------------------
               LTV                             MIG%         WA FICO                   Balance with MIG
--------------------------------------------------------------------------------------------------------
0.01-20.00
20.01-25.00
25.01-30.00                                                0      811                                 0
30.01-35.00                                                0      747                                 0
35.01-40.00                                                0      718                                 0
40.01-45.00                                                0      705                                 0
45.01-50.00                                                0      708                                 0
50.01-55.00                                                0      739                                 0
55.01-60.00                                                0      710                                 0
60.01-65.00                                                0      722                                 0
65.01-70.00                                                0      719                                 0
70.01-75.00                                                0      697                                 0
75.01-80.00                                                0      709                                 0
80.01-85.00                                              100      682                           3076197
85.01-90.00                                              100      691                            882500
90.01-95.00
95.01-100.00
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
               Purpose                         WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
Purchase                                               77.84  719.00                     156,682,726.09
Cash-Out/Refinancing                                   71.69  705.00                     296,808,001.36
Refinancing                                            70.88  706.00                      77,503,738.31
-------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
               Occupancy                       WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
Owner                                                  73.52  709.00                     516,738,729.31
Investment                                             69.70  725.00                       9,036,806.06
2nd Home                                               67.21  710.00                       5,218,930.39
-------------------------------------------------------------



H                                 Page 4 of 8                        5/24/2005

                     Data Entry Rules:
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
--------------------------------------------------------------------------------------------------------
               Loan Balance                    WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
<$200,000                                              80.00    0.00                         196,720.00
<$400,000                                              74.87  707.00                     101,583,006.90
<$600,000                                              75.17  706.00                     283,676,004.06
>$600,000                                              68.88  717.00                     145,538,734.80
-------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
               Prperty Type                    WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
SFR                                                    72.85  708.00                     361,437,638.32
PUD                                                    74.70  710.00                     112,829,414.60
CND                                                    74.68  713.11                      49,209,141.25
2-4 Family                                             71.36  716.00                       7,518,271.59
-------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
               Documentation Type              WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
Full                                                   75.14  713.00                      78,993,717.67
Reduced
SISA                                                   74.22  704.00                     349,754,517.56
NISA
NINA                                                   69.24  720.00                      92,589,107.76
NAV
No Ratio
Alt                                                    68.67  749.00                       9,657,122.77
-------------------------------------------------------------




H                                 Page 5 of 8                        5/24/2005

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

--------------------------------------------------------------------------------------------------------
          Fixed Period (Months)                WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
                  1                                    73.39  709.00                  530,994,465.76
                  3
                  6
                  12
                  24
                  36
                  60
                  84
                >-120
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
               DTI                             WA LTV       WA FICO                   Balance
--------------------------------------------------------------------------------------------------------
0.01 - 5.00                                            66.67  763.00                       2,000,000.00
5.01 - 10.00                                           71.37  744.00                       1,015,500.00
10.01 - 15.00                                          73.60  741.00                       2,995,500.00
15.01 - 20.00                                          70.23  724.00                      11,096,496.42
20.01 - 25.00                                          70.23  718.00                      24,886,788.88
25.01 - 30.00                                          73.98  710.00                      49,026,068.97
30.01 - 35.00                                          73.90  710.00                     151,398,531.85
35.01 - 40.00                                          75.62  700.00                     171,414,227.61
40.01 - 45.00                                          73.68  701.00                      20,858,494.27
45.01 - 50.00                                          79.30  713.00                       2,858,750.00
50.01 - 55.00                                          74.78  694.00                         855,000.00
> 55.00
Unknown                                                69.24  720.00                      92,589,107.76
-------------------------------------------------------------




H                                 Page 6 of 8                        5/24/2005

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

--------------------------------------------------------------------------------------------------------
             Geographic Distribution         WA LTV           WA FICO                  Balance
--------------------------------------------------------------------------------------------------------
AK
AL
AR
AS
AZ                                                     77.19  696.00                       4,890,983.33
CA                                                     73.42  711.00                     341,154,791.47
CO                                                     74.25  712.00                       7,838,215.99
CT                                                     68.26  702.00                       6,465,700.00
CZ
DC                                                     75.19  682.00                       2,528,750.00
DE                                                     80.00  703.00                         424,000.00
FL                                                     75.47  710.00                      30,570,525.86
GA                                                     73.86  722.00                       3,530,913.32
GU
HI                                                     60.55  678.00                       4,958,000.00
IA
ID                                                     75.00  640.00                         468,750.00
IL                                                     75.53  686.00                       4,963,350.00
IN
KS
KY
LA
MA                                                     69.26  694.00                       8,936,908.33
MD                                                     73.21  696.00                      11,167,556.25
ME                                                     80.00  712.00                         372,000.00
MI                                                     77.77  693.00                       3,218,355.25
MN                                                     63.66  696.00                       5,079,425.75
MO                                                     80.00  725.00                         524,800.00
MS
MT                                                     80.00  743.00                         540,000.00
NC
ND
NE
NH                                                     75.08  710.00                       1,215,000.00
NJ                                                     72.38  702.00                      22,534,717.87
NM




H                                 Page 7 of 8                        5/24/2005

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

NV                                                     74.70  696.00                       9,417,360.95
NY                                                     73.02  716.00                      20,451,884.68
OH                                                     59.12  741.00                       1,915,999.00
OK
OR                                                     72.74  737.00                       2,692,748.23
OT
PA                                                     65.86  709.00                       3,544,000.00
PR
RI                                                     74.51  790.00                         380,000.00
SC
SD
TN
TT
TX                                                     75.71  763.00                       3,085,917.76
UT
VA                                                     76.85  700.00                      22,333,050.75
VI
VT
WA                                                     77.39  715.00                       5,016,628.64
WI                                                     81.76  711.00                         774,132.33
WV
WY
-------------------------------------------------------------



H                                 Page 8 of 8                        5/24/2005

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Indymac 2005-ar12
-----------------
NINA
                                                                                                   Minimum        Maximum
                                                                                                   -------        -------
Scheduled Principal Balance                                      $204,395,421                      $58,000     $1,000,000
Average Scheduled Principal Balance                                  $311,104
Number of Mortgage Loans                                                  657

Weighted Average Gross Coupon                                          4.803%                       1.000%         6.829%
Weighted Average FICO Score                                               718                          624            817
Weighted Average Combined Original LTV                                 67.79%                       24.13%         90.00%

Weighted Average Original Term                                     360 months                   360 months     360 months
Weighted Average Stated Remaining Term                             359 months                   354 months     360 months
Weighted Average Seasoning                                          1  months                    0  months      6  months

Weighted Average Gross Margin                                          3.103%                       2.000%         4.325%
Weighted Average Minimum Interest Rate                                 3.103%                       2.000%         4.325%
Weighted Average Maximum Interest Rate                                 9.950%                       9.950%         9.950%

Weighted Average Months to Roll                                     1  months                    1  months      1  months

Weighted Average Neg Am Limit                                            110%                          110            110
Weighted Average Payment Cap                                           7.500%                        7.500          7.500
Weighted Average Recast                                             60 months                    60 months      60 months

Maturity Date                                                                                   Dec 1 2034     Jun 1 2035
Maximum Zip Code Concentration                                          0.84%       90045 (Los Angeles, CA)

ARM                                                                   100.00% Single Family                        72.81%
                                                                              PUD                                  16.32%
1 YR MTA Neg Am                                                       100.00% Two-Four Family                       5.03%
                                                                              Condominium                           4.86%
Not Interest Only                                                     100.00% Townhouse                             0.97%
Prepay Penalty: 36 months                                              79.47% Primary                              99.71%
Prepay Penalty: 0 months                                               11.23% Investor                              0.29%
Prepay Penalty: 12 months                                               7.65%
Prepay Penalty: 24 months                                               1.66% Top 5 States:
                                                                              California                           57.99%
First Lien                                                            100.00% New York                              8.17%
                                                                              Florida                               8.00%
No Income / No Asset                                                  100.00% New Jersey                            6.69%
                                                                              Virginia                              3.78%
Cash Out Refinance                                                     68.75%
Purchase                                                               17.29%
Rate/Term Refinance                                                    13.96%

Indymac 2005-ar12
-----------------

NINA
                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Current Principal Balance        Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
50,000.01 -100,000.00               17        1,413,665.97       0.69%        4.720        359          62.00          740
100,000.01 -150,000.00              42        5,432,422.50       2.66%        4.880        359          64.43          709
150,000.01 -200,000.00             105       18,325,494.93       8.97%        4.636        359          59.99          721
200,000.01 -250,000.00              88       20,040,005.51       9.80%        4.632        359          68.62          715
250,000.01 -300,000.00             105       29,587,227.54      14.48%        4.955        359          66.82          716
300,000.01 -350,000.00              86       28,104,464.80      13.75%        4.431        359          69.06          720
350,000.01 -400,000.00              77       28,852,851.05      14.12%        4.895        359          70.93          713
400,000.01 -450,000.00              35       15,033,017.00       7.35%        4.222        359          71.16          706
450,000.01 -500,000.00              46       22,037,626.21      10.78%        5.220        359          71.04          721
500,000.01 -550,000.00              16        8,363,566.14       4.09%        5.037        359          67.13          723
550,000.01 -600,000.00              12        6,857,270.16       3.35%        5.454        359          68.63          720
600,000.01 -650,000.00               9        5,678,560.63       2.78%        5.744        359          66.54          743
650,000.01 -700,000.00               5        3,415,000.00       1.67%        4.402        359          63.38          723
700,000.01 -750,000.00               7        5,083,750.00       2.49%        4.705        359          72.00          729
800,000.01 -850,000.00               4        3,313,500.00       1.62%        5.192        359          58.96          701
850,000.01 -900,000.00               1          857,000.00       0.42%        6.054        359          62.33          720
950,000.01 - 1,000,000.00            2        1,999,999.00       0.98%        3.177        359          51.25          748
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Current Gross Rate               Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                      123       35,996,271.00      17.61%        1.000        360          67.50          716
4.500 - 4.999                       17        6,741,818.30       3.30%        4.788        359          54.41          737
5.000 - 5.499                      198       67,897,525.74      33.22%        5.293        359          66.11          723
5.500 - 5.999                      199       56,793,460.80      27.79%        5.697        359          69.27          714
6.000 - 6.499                      111       33,805,812.83      16.54%        6.198        359          70.86          715
6.500 - 6.999                        9        3,160,532.77       1.55%        6.607        359          76.07          720
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
FICO                             Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
600-624                              1          835,000.00       0.41%        5.804        359          55.67          624
650-674                            100       30,536,240.57      14.94%        4.982        359          70.03          666
675-699                            161       47,411,759.52      23.20%        4.734        359          69.02          688
700-724                            132       42,844,101.37      20.96%        4.755        359          68.59          711
725-749                            103       32,772,970.34      16.03%        4.413        359          67.03          737
750-774                             92       28,783,601.42      14.08%        5.219        359          65.36          762
775-799                             53       17,082,880.62       8.36%        4.784        359          67.12          786
800+                                15        4,128,867.60       2.02%        4.839        359          56.85          808
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Combined Original LTV            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                         74       18,122,465.61       8.87%        4.256        359          41.01          729
50.00- 54.99                        31        9,576,877.70       4.69%        4.219        359          51.91          719
55.00- 59.99                        55       17,482,654.12       8.55%        4.753        359          57.72          735
60.00- 64.99                        54       18,019,876.96       8.82%        5.212        359          62.65          720
65.00- 69.99                        77       23,843,906.25      11.67%        5.144        359          67.81          716
70.00- 74.99                       133       43,458,244.85      21.26%        4.863        359          72.45          713
75.00- 79.99                       155       47,093,848.08      23.04%        4.786        359          75.68          709
80.00                               77       26,433,047.87      12.93%        4.759        359          80.00          724
90.00- 94.99                         1          364,500.00       0.18%        5.454        359          90.00          709
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Original Term (months)           Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
360                                657      204,395,421.44      100.00%       4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                            657        204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Stated Remaining Term (months)   Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
301-354                              1          391,609.94       0.19%        6.354        354          75.00          671
355-357                              4        1,330,097.68       0.65%        5.404        356          61.29          715
358-360                            652      202,673,713.82      99.16%        4.796        359          67.82          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Debt Ratio                       Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
None                               657      204,395,421.44      100.00%       4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
FRM/ARM                          Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
ARM                                657      204,395,421.44      100.00%       4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Product                          Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    657      204,395,421.44      100.00%       4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718



                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Silent 2nd                       Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
No Silent Second                   646      198,851,171.44      97.29%        4.799        359          68.11          718
Silent Second                       11        5,544,250.00       2.71%        4.953        359          56.28          739
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Prepayment Penalty Original T    Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months            65       22,948,894.87      11.23%        4.959        359          66.16          726
Prepay Penalty: 12 months           37       15,626,279.93       7.65%        4.799        359          66.04          716
Prepay Penalty: 24 months           10        3,395,433.89       1.66%        4.996        359          64.15          751
Prepay Penalty: 36 months          545      162,424,812.75      79.47%        4.777        359          68.26          717
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Lien                             Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
First Lien                         657      204,395,421.44     100.00%        4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Documentation Type               Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
No Income / No Asset               657      204,395,421.44     100.00%        4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Loan Purpose                     Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                 468      140,529,192.54      68.75%        4.817        359          65.80          717
Purchase                            97       35,336,119.09      17.29%        4.700        359          74.83          723
Rate/Term Refinance                 92       28,530,109.81      13.96%        4.859        359          68.86          719
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Property Type                    Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family                      486      148,825,618.64      72.81%        4.826        359          67.35          718
PUD                                 94       33,365,437.52      16.32%        4.691        359          71.09          719
Two-Four Family                     32       10,291,158.24       5.03%        4.875        359          65.62          713
Condominium                         38        9,927,119.99       4.86%        4.742        359          65.33          714
Townhouse                            7        1,986,087.05       0.97%        4.861        359          68.20          748
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44     100.00%        4.803        359          67.79          718

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Occupancy Status                 Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                            656      203,792,860.81      99.71%        4.797        359          67.75          718
Investor                             1          602,560.63       0.29%        6.604        358          80.00          813
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
State                            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Alabama                              1           58,000.00       0.03%        1.000        360          76.72          789
Arizona                              6        1,229,950.00       0.60%        4.450        359          64.91          741
California                         350      118,532,567.41      57.99%        5.029        359          67.39          719
Colorado                             8        2,183,301.30       1.07%        4.487        359          71.48          722
Connecticut                          3        1,133,000.00       0.55%        3.022        360          69.27          731
Delaware                             1          172,900.00       0.08%        5.854        359          60.67          750
District of                          1          376,000.00       0.18%        5.554        359          80.00          730
Columbia
Florida                             70       16,359,109.66       8.00%        4.251        359          69.24          722
Georgia                              3          996,000.00       0.49%        2.205        360          72.65          740
Hawaii                               3        1,392,250.00       0.68%        5.308        359          65.26          742
Illinois                             6        1,860,218.48       0.91%        4.351        359          73.07          688
Indiana                              1          165,000.00       0.08%        6.054        359          76.74          739
Kentucky                             2          392,579.99       0.19%        5.768        359          66.15          707
Maine                                1          335,000.00       0.16%        1.000        360          74.78          685
Maryland                            16        4,276,550.00       2.09%        3.924        359          69.74          705
Massachusetts                       17        4,358,625.69       2.13%        4.709        359          67.05          737
Michigan                             7        1,582,000.00       0.77%        3.814        359          78.29          719
Minnesota                           11        2,681,750.00       1.31%        5.104        359          74.92          704
Mississippi                          1          163,000.00       0.08%        5.854        359          42.24          676
Nevada                               7        2,159,900.00       1.06%        4.150        359          68.33          708
New Hampshire                        3          956,100.00       0.47%        5.822        359          72.07          707
New Jersey                          48       13,664,529.95       6.69%        4.628        359          64.64          711
New York                            47       16,699,970.31       8.17%        4.803        359          67.44          715
Ohio                                 1          999,999.00       0.49%        1.000        360          40.00          710
Oregon                               1          857,000.00       0.42%        6.054        359          62.33          720
Pennsylvania                         3          597,000.00       0.29%        5.442        359          50.55          736
Rhode Island                         5          962,000.00       0.47%        5.690        359          65.71          726
Tennessee                            1           82,500.00       0.04%        1.000        360          75.00          780
Texas                                2          414,524.15       0.20%        5.311        359          78.16          708
Utah                                 1          232,000.00       0.11%        5.854        359          74.36          782
Virginia                            26        7,730,245.50       3.78%        4.676        359          73.40          715
Washington                           3          715,850.00       0.35%        2.459        360          70.15          746
Wisconsin                            1           76,000.00       0.04%        6.054        359          53.15          792
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Gross Margin                     Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       18        7,191,818.30       3.52%        4.551        359          54.14          733
2.500 - 2.999                      239       81,148,774.74      39.70%        4.592        359          65.59          722
3.000 - 3.499                      278       78,543,232.80      38.43%        4.397        359          69.61          714
3.500 - 3.999                      112       33,961,062.83      16.62%        6.175        359          70.88          715
4.000 - 4.499                       10        3,550,532.77       1.74%        5.991        359          75.72          713
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718



                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Minimum Interest Rate            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       18        7,191,818.30       3.52%        4.551        359          54.14          733
2.500 - 2.999                      239       81,148,774.74      39.70%        4.592        359          65.59          722
3.000 - 3.499                      278       78,543,232.80      38.43%        4.397        359          69.61          714
3.500 - 3.999                      112       33,961,062.83      16.62%        6.175        359          70.88          715
4.000 - 4.499                       10        3,550,532.77       1.74%        5.991        359          75.72          713
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Maximum Interest Rate            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                      657      204,395,421.44      100.00%       4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Neg Amort Limit                  Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
110.000                            657      204,395,421.44      100.00%       4.803        359          67.79          718
----------------------------------------------------------------------------------------------------------------------------
Total                              657      204,395,421.44      100.00%       4.803        359          67.79          718


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Indymac 2005-ar12
-----------------
With Silent 2nds
                                                                                                     Minimum         Maximum
                                                                                                     -------         -------
Scheduled Principal Balance                                        $199,575,112                    $62,000      $1,195,545
Average Scheduled Principal Balance                                    $328,789
Number of Mortgage Loans                                                    607

Weighted Average Gross Coupon                                            4.732%                     1.000%          6.804%
Weighted Average FICO Score                                                 711                        624             811
Weighted Average Combined Original LTV                                   75.83%                     24.13%          80.00%

Weighted Average Original Term                                       360 months                 360 months      360 months
Weighted Average Stated Remaining Term                               359 months                 354 months      360 months
Weighted Average Seasoning                                            1  months                  0  months       6  months

Weighted Average Gross Margin                                            2.923%                     2.000%          4.300%
Weighted Average Minimum Interest Rate                                   2.923%                     2.000%          4.300%
Weighted Average Maximum Interest Rate                                   9.950%                     9.950%          9.950%

Weighted Average Months to Roll                                       1  months                  1  months       1  months

Weighted Average Neg Am Limit                                              110%                        110             110
Weighted Average Payment Cap                                             7.500%                      7.500           7.500
Weighted Average Recast                                               60 months                  60 months       60 months

Maturity Date                                                                                   Dec 1 2034      Jun 1 2035
Maximum Zip Code Concentration                                            0.98%        94954 (Petaluma, CA)

ARM                                                                     100.00% Purchase                            44.10%
                                                                                Cash Out Refinance                  37.54%
1 YR MTA Neg Am                                                         100.00% Rate/Term Refinance                 18.36%

Not Interest Only                                                       100.00% Single Family                       60.99%
                                                                                PUD                                 21.14%
Prepay Penalty: 36 months                                                68.42% Condominium                         12.40%
Prepay Penalty: 0 months                                                 17.78% Two-Four Family                      4.91%
Prepay Penalty: 12 months                                                10.09% Townhouse                            0.56%
Prepay Penalty: 24 months                                                 3.71%
                                                                                Primary                             97.90%
First Lien                                                              100.00% Investor                             1.27%
                                                                                Second Home                          0.82%
Stated Documentation                                                     76.93%
Full/Alternate                                                           19.17% Top 5 States:
No Income / No Asset                                                      2.78% California                          47.88%
Fast Forward                                                              1.12% Florida                              9.07%
                                                                                Virginia                             5.43%
                                                                                New Jersey                           5.43%
                                                                                New York                             4.30%


Indymac 2005-ar12
-----------------

With Silent 2nds
                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Current Principal Balance        Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
50,000.01 -100,000.00                8          669,439.00       0.34%        4.472        359          70.29          716
100,000.01 -150,000.00              58        7,333,862.51       3.67%        4.982        359          77.14          719
150,000.01 -200,000.00              83       14,362,006.77       7.20%        4.427        359          77.81          717
200,000.01 -250,000.00              70       16,010,230.56       8.02%        4.696        359          78.20          709
250,000.01 -300,000.00              83       22,987,472.19      11.52%        4.489        359          77.31          708
300,000.01 -350,000.00              57       18,425,071.37       9.23%        4.792        359          77.44          711
350,000.01 -400,000.00              87       32,925,099.22      16.50%        4.862        359          76.73          712
400,000.01 -450,000.00              40       16,962,721.59       8.50%        4.231        359          77.55          700
450,000.01 -500,000.00              54       25,903,940.07      12.98%        4.543        359          77.44          712
500,000.01 -550,000.00              19        9,957,902.96       4.99%        4.978        359          75.67          690
550,000.01 -600,000.00              15        8,661,691.34       4.34%        5.052        359          75.85          730
600,000.01 -650,000.00              16       10,282,543.58       5.15%        5.290        359          71.54          703
650,000.01 -700,000.00               2        1,353,750.00       0.68%        3.321        359          77.44          675
700,000.01 -750,000.00               3        2,215,255.60       1.11%        4.900        359          69.13          700
750,000.01 -800,000.00               2        1,562,880.00       0.78%        4.853        359          67.89          765
800,000.01 -850,000.00               2        1,660,000.00       0.83%        6.301        359          65.28          649
900,000.01 -950,000.00               2        1,851,500.00       0.93%        5.477        359          65.29          728
950,000.01 - 1,000,000.00            3        2,959,200.00       1.48%        5.364        359          68.17          759
1,000,000.01+                        3        3,490,545.00       1.75%        5.134        359          45.15          770
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Current Gross Rate               Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                      103       30,806,580.00      15.44%        1.000        360          77.40          704
2.000 - 2.499                        2          294,320.00       0.15%        2.000        360          80.00          774
4.500 - 4.999                       41       19,059,632.27       9.55%        4.784        359          69.44          720
5.000 - 5.499                      274       90,754,402.88      45.47%        5.258        359          75.54          716
5.500 - 5.999                      116       38,976,620.63      19.53%        5.697        359          77.37          706
6.000 - 6.499                       65       17,283,044.69       8.66%        6.169        359          77.67          703
6.500 - 6.999                        6        2,400,511.29       1.20%        6.666        359          78.21          679
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
FICO                             Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
600-624                              2        1,322,500.00       0.66%        5.638        359          62.80          624
625-649                             20        6,936,634.90       3.48%        4.734        359          72.04          640
650-674                            110       36,323,837.08      18.20%        4.574        359          77.19          664
675-699                            133       44,071,706.35      22.08%        4.812        359          76.91          687
700-724                            123       37,646,124.43      18.86%        4.503        359          76.59          711
725-749                             92       30,387,799.72      15.23%        4.949        359          77.24          738
750-774                             77       24,611,538.48      12.33%        4.872        359          73.75          761
775-799                             40       15,223,266.46       7.63%        4.678        359          72.14          786
800+                                10        3,051,704.34       1.53%        4.861        359          69.86          804
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Combined Original LTV            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                        11         5,178,045.00       2.59%        4.789        359          40.13          746
50.00- 54.99                        7         2,262,606.35       1.13%        4.133        359          51.50          736
55.00- 59.99                        9         4,816,789.89       2.41%        5.109        359          56.44          715
60.00- 64.99                       13         7,391,340.00       3.70%        5.325        359          62.30          725
65.00- 69.99                       20         6,556,006.57       3.28%        4.370        359          66.97          715
70.00- 74.99                       40        15,621,213.92       7.83%        4.936        359          71.78          695
75.00- 79.99                      116        37,870,478.34      18.98%        4.724        359          77.25          701
80.00                             391       119,878,631.69      60.07%        4.685        359          80.00          713
----------------------------------------------------------------------------------------------------------------------------
Total                             607       199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Original Term (months)           Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
360                                607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83           711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Stated Remaining Term (months)   Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
301-354                              1          509,534.96      0.26%         5.554        354          79.50          653
355-357                              7        2,588,042.19      1.30%         5.220        356          76.11          723
358-360                            599      196,477,534.61     98.45%         4.723        359          75.81          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Debt Ratio                       Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0.01 -20.00                         12        3,774,872.14      1.89%         5.095        359          74.97          710
20.01 -25.00                        37       10,834,667.57      5.43%         4.694        359          73.94          726
25.01 -30.00                        81       24,856,120.23     12.45%         4.804        359          77.08          714
30.01 -35.00                       203       66,460,616.56     33.30%         4.624        359          75.87          716
35.01 -40.00                       245       81,731,506.22     40.95%         4.746        359          76.90          703
40.01 -45.00                        15        5,509,159.04      2.76%         5.310        359          77.00          705
45.01 -50.00                         3          863,920.00      0.43%         3.374        359          80.00          693
None                                11        5,544,250.00      2.78%         4.953        359          56.28          739
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
FRM/ARM                          Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
ARM                                607      199,575,111.76    100.00%         4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Product                          Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Silent 2nd                       Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Silent Second                      607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Prepayment Penalty Original T    Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months            90       35,485,968.45      17.78%        4.602        359          73.18          718
Prepay Penalty: 12 months           47       20,145,345.95      10.09%        4.878        359          76.79          721
Prepay Penalty: 24 months           18        7,402,391.97       3.71%        4.861        359          71.32          712
Prepay Penalty: 36 months          452      136,541,405.39      68.42%        4.737        359          76.61          708
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Lien                             Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
First Lien                         607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Documentation Type               Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation               453      153,538,155.50      76.93%        4.659        359          76.27          708
Full/Alternate                     138       38,264,706.26      19.17%        4.957        359          77.48          720
No Income / No Asset                11        5,544,250.00       2.78%        4.953        359          56.28          739
Fast Forward                         5        2,228,000.00       1.12%        5.309        359          65.23          737
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Loan Purpose                     Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Purchase                           255       88,018,304.72      44.10%        4.608        359          79.14          719
Cash Out Refinance                 230       74,922,253.13      37.54%        4.858        359          73.46          704
Rate/Term Refinance                122       36,634,553.91      18.36%        4.773        359          72.69          707
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Property Type                    Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family                      358      121,712,527.10      60.99%        4.720        359          74.97          710
PUD                                130       42,199,782.27      21.14%        4.669        359          76.30          706
Condominium                         88       24,756,945.32      12.40%        4.729        359          78.55          717
Two-Four Family                     27        9,789,857.07       4.91%        5.089        359          77.06          725
Townhouse                            4        1,116,000.00       0.56%        5.298        359          80.00          754
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Occupancy Status                 Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                            593      195,392,976.64      97.90%        4.723        359          75.84          711
Investor                            10        2,540,966.51       1.27%        5.180        359          75.41          734
Second Home                          4        1,641,168.61       0.82%        5.106        357          74.71          700
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
State                            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Arizona                             21        4,973,694.03       2.49%        4.559        359          75.28          711
California                         235       95,547,504.76      47.88%        4.873        359          74.90          710
Colorado                            20        5,607,541.02       2.81%        5.128        359          77.31          704
Connecticut                          7        2,843,950.00       1.43%        5.583        359          63.71          729
Delaware                             1          424,000.00       0.21%        5.354        359          80.00          703
District of Columbia                 1          399,000.00       0.20%        5.754        359          79.50          683
Florida                             68       18,105,998.57       9.07%        4.432        359          77.03          714
Georgia                              8        1,740,040.00       0.87%        3.763        359          79.75          704
Hawaii                               2          854,000.00       0.43%        5.582        359          77.66          680
Illinois                            23        5,432,150.00       2.72%        3.780        359          76.59          704
Kansas                               5          909,600.00       0.46%        5.178        359          79.93          704
Maryland                            13        4,460,650.00       2.24%        4.189        359          76.54          686
Massachusetts                       18        5,482,580.00       2.75%        5.060        359          75.87          713
Michigan                             7        1,423,206.70       0.71%        4.858        359          77.67          704
Minnesota                           10        2,936,350.00       1.47%        5.172        359          79.33          718
Missouri                             5          733,800.00       0.37%        5.412        359          76.12          759
Nebraska                             2          328,400.00       0.16%        5.338        359          80.00          738
Nevada                              10        3,064,215.90       1.54%        4.102        359          76.99          714
New Jersey                          31       10,827,522.10       5.43%        4.515        359          74.42          701
New York                            23        8,585,980.00       4.30%        4.540        359          74.89          730
North Carolina                       2          305,600.00       0.15%        5.301        359          76.69          701
Ohio                                 8        1,861,365.05       0.93%        5.550        359          79.97          726
Oklahoma                             1           85,599.00       0.04%        1.000        360          80.00          710
Oregon                               4          860,699.00       0.43%        5.630        359          79.09          698
Pennsylvania                         8        2,423,400.00       1.21%        5.140        359          74.18          706
Rhode Island                         1          224,000.00       0.11%        1.000        360          80.00          731
Tennessee                            2          491,411.29       0.25%        6.119        359          80.00          715
Texas                                7        1,211,141.00       0.61%        3.963        359          78.71          725
Utah                                11        1,684,300.00       0.84%        3.781        359          79.28          736
Virginia                            34       10,844,613.34       5.43%        4.222        359          79.59          712
Washington                          19        4,902,800.00       2.46%        5.273        359          79.37          726
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Gross Margin                     Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       46       20,681,032.27      10.36%        4.487        359          69.12          719
2.500 - 2.999                      328      106,795,896.88      53.51%        4.619        359          75.85          715
3.000 - 3.499                      157       50,523,776.63      25.32%        4.627        359          77.64          705
3.500 - 3.999                       70       19,173,894.69       9.61%        5.659        359          77.86          701
4.000 - 4.499                        6        2,400,511.29       1.20%        6.666        359          78.21          679
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Minimum Interest Rate            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       46       20,681,032.27      10.36%        4.487        359          69.12          719
2.500 - 2.999                      328      106,795,896.88      53.51%        4.619        359          75.85          715
3.000 - 3.499                      157       50,523,776.63      25.32%        4.627        359          77.64          705
3.500 - 3.999                       70       19,173,894.69       9.61%        5.659        359          77.86          701
4.000 - 4.499                        6        2,400,511.29       1.20%        6.666        359          78.21          679
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Maximum Interest Rate            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                      607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Neg Amort Limit                  Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
110.000                            607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Indymac 2005-ar12
-----------------
With Silent 2nds
                                                                                                     Minimum         Maximum
                                                                                                     -------         -------
Scheduled Principal Balance                                        $199,575,112                    $62,000      $1,195,545
Average Scheduled Principal Balance                                    $328,789
Number of Mortgage Loans                                                    607

Weighted Average Gross Coupon                                            4.732%                     1.000%          6.804%
Weighted Average FICO Score                                                 711                        624             811
Weighted Average Combined Original LTV                                   75.83%                     24.13%          80.00%
Weighted Average CLTV                                                    86.26%                     32.52%          95.00

Weighted Average Original Term                                       360 months                 360 months      360 months
Weighted Average Stated Remaining Term                               359 months                 354 months      360 months
Weighted Average Seasoning                                            1  months                  0  months       6  months

Weighted Average Gross Margin                                            2.923%                     2.000%          4.300%
Weighted Average Minimum Interest Rate                                   2.923%                     2.000%          4.300%
Weighted Average Maximum Interest Rate                                   9.950%                     9.950%          9.950%


Weighted Average Months to Roll                                       1  months                  1  months       1  months

Weighted Average Neg Am Limit                                              110%                        110             110
Weighted Average Payment Cap                                             7.500%                      7.500           7.500
Weighted Average Recast                                               60 months                  60 months       60 months

Maturity Date                                                                                   Dec 1 2034      Jun 1 2035
Maximum Zip Code Concentration                                            0.98%        94954 (Petaluma, CA)

ARM                                                                     100.00% Purchase                            44.10%
                                                                                Cash Out Refinance                  37.54%
1 YR MTA Neg Am                                                         100.00% Rate/Term Refinance                 18.36%

Not Interest Only                                                       100.00% Single Family                       60.99%
                                                                                PUD                                 21.14%
Prepay Penalty: 36 months                                                68.42% Condominium                         12.40%
Prepay Penalty: 0 months                                                 17.78% Two-Four Family                      4.91%
Prepay Penalty: 12 months                                                10.09% Townhouse                            0.56%
Prepay Penalty: 24 months                                                 3.71%
                                                                                Primary                             97.90%
First Lien                                                              100.00% Investor                             1.27%
                                                                                Second Home                          0.82%
Stated Documentation                                                     76.93%
Full/Alternate                                                           19.17% Top 5 States:
No Income / No Asset                                                      2.78% California                          47.88%
Fast Forward                                                              1.12% Florida                              9.07%
                                                                                Virginia                             5.43%
                                                                                New Jersey                           5.43%
                                                                                New York                             4.30%

Indymac 2005-ar12
-----------------

With Silent 2nds
                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Current Principal Balance        Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
50,000.01 -100,000.00                8          669,439.00       0.34%        4.472        359          70.29          716
100,000.01 -150,000.00              58        7,333,862.51       3.67%        4.982        359          77.14          719
150,000.01 -200,000.00              83       14,362,006.77       7.20%        4.427        359          77.81          717
200,000.01 -250,000.00              70       16,010,230.56       8.02%        4.696        359          78.20          709
250,000.01 -300,000.00              83       22,987,472.19      11.52%        4.489        359          77.31          708
300,000.01 -350,000.00              57       18,425,071.37       9.23%        4.792        359          77.44          711
350,000.01 -400,000.00              87       32,925,099.22      16.50%        4.862        359          76.73          712
400,000.01 -450,000.00              40       16,962,721.59       8.50%        4.231        359          77.55          700
450,000.01 -500,000.00              54       25,903,940.07      12.98%        4.543        359          77.44          712
500,000.01 -550,000.00              19        9,957,902.96       4.99%        4.978        359          75.67          690
550,000.01 -600,000.00              15        8,661,691.34       4.34%        5.052        359          75.85          730
600,000.01 -650,000.00              16       10,282,543.58       5.15%        5.290        359          71.54          703
650,000.01 -700,000.00               2        1,353,750.00       0.68%        3.321        359          77.44          675
700,000.01 -750,000.00               3        2,215,255.60       1.11%        4.900        359          69.13          700
750,000.01 -800,000.00               2        1,562,880.00       0.78%        4.853        359          67.89          765
800,000.01 -850,000.00               2        1,660,000.00       0.83%        6.301        359          65.28          649
900,000.01 -950,000.00               2        1,851,500.00       0.93%        5.477        359          65.29          728
950,000.01 - 1,000,000.00            3        2,959,200.00       1.48%        5.364        359          68.17          759
1,000,000.01+                        3        3,490,545.00       1.75%        5.134        359          45.15          770
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Current Gross Rate               Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                      103       30,806,580.00      15.44%        1.000        360          77.40          704
2.000 - 2.499                        2          294,320.00       0.15%        2.000        360          80.00          774
4.500 - 4.999                       41       19,059,632.27       9.55%        4.784        359          69.44          720
5.000 - 5.499                      274       90,754,402.88      45.47%        5.258        359          75.54          716
5.500 - 5.999                      116       38,976,620.63      19.53%        5.697        359          77.37          706
6.000 - 6.499                       65       17,283,044.69       8.66%        6.169        359          77.67          703
6.500 - 6.999                        6        2,400,511.29       1.20%        6.666        359          78.21          679
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
FICO                             Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
600-624                              2        1,322,500.00       0.66%        5.638        359          62.80          624
625-649                             20        6,936,634.90       3.48%        4.734        359          72.04          640
650-674                            110       36,323,837.08      18.20%        4.574        359          77.19          664
675-699                            133       44,071,706.35      22.08%        4.812        359          76.91          687
700-724                            123       37,646,124.43      18.86%        4.503        359          76.59          711
725-749                             92       30,387,799.72      15.23%        4.949        359          77.24          738
750-774                             77       24,611,538.48      12.33%        4.872        359          73.75          761
775-799                             40       15,223,266.46       7.63%        4.678        359          72.14          786
800+                                10        3,051,704.34       1.53%        4.861        359          69.86          804
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Combined Original LTV            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                        11         5,178,045.00       2.59%        4.789        359          40.13          746
50.00- 54.99                        7         2,262,606.35       1.13%        4.133        359          51.50          736
55.00- 59.99                        9         4,816,789.89       2.41%        5.109        359          56.44          715
60.00- 64.99                       13         7,391,340.00       3.70%        5.325        359          62.30          725
65.00- 69.99                       20         6,556,006.57       3.28%        4.370        359          66.97          715
70.00- 74.99                       40        15,621,213.92       7.83%        4.936        359          71.78          695
75.00- 79.99                      116        37,870,478.34      18.98%        4.724        359          77.25          701
80.00                             391       119,878,631.69      60.07%        4.685        359          80.00          713
----------------------------------------------------------------------------------------------------------------------------
Total                             607       199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Original Term (months)           Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
360                                607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83           711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Stated Remaining Term (months)   Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
301-354                              1          509,534.96      0.26%         5.554        354          79.50          653
355-357                              7        2,588,042.19      1.30%         5.220        356          76.11          723
358-360                            599      196,477,534.61     98.45%         4.723        359          75.81          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Debt Ratio                       Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0.01 -20.00                         12        3,774,872.14      1.89%         5.095        359          74.97          710
20.01 -25.00                        37       10,834,667.57      5.43%         4.694        359          73.94          726
25.01 -30.00                        81       24,856,120.23     12.45%         4.804        359          77.08          714
30.01 -35.00                       203       66,460,616.56     33.30%         4.624        359          75.87          716
35.01 -40.00                       245       81,731,506.22     40.95%         4.746        359          76.90          703
40.01 -45.00                        15        5,509,159.04      2.76%         5.310        359          77.00          705
45.01 -50.00                         3          863,920.00      0.43%         3.374        359          80.00          693
None                                11        5,544,250.00      2.78%         4.953        359          56.28          739
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
FRM/ARM                          Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
ARM                                607      199,575,111.76    100.00%         4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76    100.00%         4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Product                          Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Silent 2nd                       Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Silent Second                      607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Prepayment Penalty Original T    Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months            90       35,485,968.45      17.78%        4.602        359          73.18          718
Prepay Penalty: 12 months           47       20,145,345.95      10.09%        4.878        359          76.79          721
Prepay Penalty: 24 months           18        7,402,391.97       3.71%        4.861        359          71.32          712
Prepay Penalty: 36 months          452      136,541,405.39      68.42%        4.737        359          76.61          708
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Lien                             Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
First Lien                         607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Documentation Type               Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation               453      153,538,155.50      76.93%        4.659        359          76.27          708
Full/Alternate                     138       38,264,706.26      19.17%        4.957        359          77.48          720
No Income / No Asset                11        5,544,250.00       2.78%        4.953        359          56.28          739
Fast Forward                         5        2,228,000.00       1.12%        5.309        359          65.23          737
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Loan Purpose                     Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Purchase                           255       88,018,304.72      44.10%        4.608        359          79.14          719
Cash Out Refinance                 230       74,922,253.13      37.54%        4.858        359          73.46          704
Rate/Term Refinance                122       36,634,553.91      18.36%        4.773        359          72.69          707
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Property Type                    Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family                      358      121,712,527.10      60.99%        4.720        359          74.97          710
PUD                                130       42,199,782.27      21.14%        4.669        359          76.30          706
Condominium                         88       24,756,945.32      12.40%        4.729        359          78.55          717
Two-Four Family                     27        9,789,857.07       4.91%        5.089        359          77.06          725
Townhouse                            4        1,116,000.00       0.56%        5.298        359          80.00          754
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Occupancy Status                 Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                            593      195,392,976.64      97.90%        4.723        359          75.84          711
Investor                            10        2,540,966.51       1.27%        5.180        359          75.41          734
Second Home                          4        1,641,168.61       0.82%        5.106        357          74.71          700
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
State                            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Arizona                             21        4,973,694.03       2.49%        4.559        359          75.28          711
California                         235       95,547,504.76      47.88%        4.873        359          74.90          710
Colorado                            20        5,607,541.02       2.81%        5.128        359          77.31          704
Connecticut                          7        2,843,950.00       1.43%        5.583        359          63.71          729
Delaware                             1          424,000.00       0.21%        5.354        359          80.00          703
District of Columbia                 1          399,000.00       0.20%        5.754        359          79.50          683
Florida                             68       18,105,998.57       9.07%        4.432        359          77.03          714
Georgia                              8        1,740,040.00       0.87%        3.763        359          79.75          704
Hawaii                               2          854,000.00       0.43%        5.582        359          77.66          680
Illinois                            23        5,432,150.00       2.72%        3.780        359          76.59          704
Kansas                               5          909,600.00       0.46%        5.178        359          79.93          704
Maryland                            13        4,460,650.00       2.24%        4.189        359          76.54          686
Massachusetts                       18        5,482,580.00       2.75%        5.060        359          75.87          713
Michigan                             7        1,423,206.70       0.71%        4.858        359          77.67          704
Minnesota                           10        2,936,350.00       1.47%        5.172        359          79.33          718
Missouri                             5          733,800.00       0.37%        5.412        359          76.12          759
Nebraska                             2          328,400.00       0.16%        5.338        359          80.00          738
Nevada                              10        3,064,215.90       1.54%        4.102        359          76.99          714
New Jersey                          31       10,827,522.10       5.43%        4.515        359          74.42          701
New York                            23        8,585,980.00       4.30%        4.540        359          74.89          730
North Carolina                       2          305,600.00       0.15%        5.301        359          76.69          701
Ohio                                 8        1,861,365.05       0.93%        5.550        359          79.97          726
Oklahoma                             1           85,599.00       0.04%        1.000        360          80.00          710
Oregon                               4          860,699.00       0.43%        5.630        359          79.09          698
Pennsylvania                         8        2,423,400.00       1.21%        5.140        359          74.18          706
Rhode Island                         1          224,000.00       0.11%        1.000        360          80.00          731
Tennessee                            2          491,411.29       0.25%        6.119        359          80.00          715
Texas                                7        1,211,141.00       0.61%        3.963        359          78.71          725
Utah                                11        1,684,300.00       0.84%        3.781        359          79.28          736
Virginia                            34       10,844,613.34       5.43%        4.222        359          79.59          712
Washington                          19        4,902,800.00       2.46%        5.273        359          79.37          726
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711

                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Gross Margin                     Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       46       20,681,032.27      10.36%        4.487        359          69.12          719
2.500 - 2.999                      328      106,795,896.88      53.51%        4.619        359          75.85          715
3.000 - 3.499                      157       50,523,776.63      25.32%        4.627        359          77.64          705
3.500 - 3.999                       70       19,173,894.69       9.61%        5.659        359          77.86          701
4.000 - 4.499                        6        2,400,511.29       1.20%        6.666        359          78.21          679
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Minimum Interest Rate            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       46       20,681,032.27      10.36%        4.487        359          69.12          719
2.500 - 2.999                      328      106,795,896.88      53.51%        4.619        359          75.85          715
3.000 - 3.499                      157       50,523,776.63      25.32%        4.627        359          77.64          705
3.500 - 3.999                       70       19,173,894.69       9.61%        5.659        359          77.86          701
4.000 - 4.499                        6        2,400,511.29       1.20%        6.666        359          78.21          679
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Maximum Interest Rate            Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                      607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
Neg Amort Limit                  Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
110.000                            607      199,575,111.76     100.00%        4.732        359          75.83          711
----------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76     100.00%        4.732        359          75.83          711


                                                                                       Weighted
                                                                           Weighted     Average       Weighted
                                                                            Average      Stated        Average    Weighted
                                  # of   Current Principal  Pct by Curr       Gross   Remaining       Combined     Average
CLTV (Includes Silent 2nds)      Loans             Balance     Prin Bal      Coupon        Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                          4        2,095,545.00        1.05%       4.183        359          35.38          763
50.00- 54.99                         1          300,000.00        0.15%       5.354        359          50.00          709
55.00- 59.99                         2          858,000.00        0.43%       5.003        359          42.98          686
60.00- 64.99                         4        2,815,606.35        1.41%       4.696        359          55.54          750
65.00- 69.99                         4        1,922,500.00        0.96%       5.005        359          59.86          761
70.00- 74.99                        11        6,458,000.00        3.24%       5.386        359          55.03          730
75.00- 79.99                        16        6,699,550.00        3.36%       4.925        359          65.00          693
80.00                               18        7,394,935.23        3.71%       4.562        359          71.39          667
80.01- 84.99                        42       15,573,943.60        7.80%       5.035        359          75.29          690
85.00- 89.99                       175       56,285,058.57       28.20%       4.859        359          77.88          712
90.00- 94.99                       306       93,641,028.99       46.92%       4.557        359          79.25          715
95.00- 99.99                        24        5,530,944.02        2.77%       4.836        359          79.48          708
-------------------------------------------------------------------------------------------------------------------------------
Total                              607      199,575,111.76      100.00%       4.732        359          75.83          711